EAST-WEST BANK

EXECUTIVE BONUS AGREEMENT

THIS AGREEMENT is adopted this _________ day of October, 2002, by and between EAST-WEST BANK, a state-chartered commercial bank located in San Marino, California (the "Company"), and DOMINIC NG (the "Executive").

INTRODUCTION

To encourage the Executive to remain an employee of the Company, the Company is willing to provide to the Executive a bonus opportunity. The Company will pay the Executive's bonus from the Company's general assets.

AGREEMENT

The Executive and the Company agree as follows:

Article 1

Definitions

Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

    "Bonus Award" means only the cash bonus award paid to the Executive during a Plan Year pursuant to Article 2 of this Agreement and does not include any salary.

    "Change of Control" "Change in Control" shall mean the first to occur of the following events:

    (i) any date upon which the directors of East West Bancorp, Inc. ("EWBC") who were last nominated by the Board of Directors (the "Board") for election as directors cease to constitute a majority of the directors of EWBC;

    (ii) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of EWBC representing 25% or more of the voting power of EWBC (as a "25% Stockholder"); provided, however, that the terms "person" and "entity," as used in this clause shall not include (1) EWBC or any of its subsidiaries, (2) any employee benefit plan of EWBC or any of its subsidiaries, (3) any entity holding voting securities of EWBC for or pursuant to the terms of any such plan, (4) any person or entity if the transaction that resulted in such person or entity becoming a 25% Stockholder was approved in advance by the Board or (5) any person or entity who is a 25% Stockholder on the date of adoption of the Plan by the Board; or

    (iii) a reorganization, merger or consolidation of EWBC (other than a reorganization, merger or consolidation the sole purpose of which is to change EWBC's domicile solely within the United States) the consummation of which results in EWBC's outstanding securities of any class being exchanged for or converted into cash, property or a different kind of securities; provided, however, that a Change in Control shall not be deemed to occur if, as a result of such reorganization, merger or consolidation of EWBC, the beneficial ownership of EWBC is unchanged from what it was immediately prior to such reorganization, merger or consolidation.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group disability insurance policy covering the Executive, or by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

    "Early Termination" means the Termination of Employment before Normal Retirement Age for reasons other than death, Disability, Termination for Cause or following a Change of Control.

    "Normal Retirement Age" means the Executive completing twenty (20) Years of Employment, which shall be May 31, 2001, and at which time the Executive will have attained approximately age 52 years and 4 months.

    "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Employment.

    "Plan Year" means the calendar year.

    "Split Dollar Agreement" means that Split Dollar Agreement entered into between the Company and the Executive of even date herewith.

    "Termination of Employment" means that the Executive ceases to be employed by the Company for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company.

1.11 "Termination for Cause" means the Company terminating the Executive's employment for cause prior to the Executive completing 15 Years of Employment if, but only if, such termination shall result solely from (i) the Executive's continued and willful failure or refusal to substantially perform his or her duties in accordance with the terms of the Agreement and shall have been approved by 66.66% of the Board (excluding the Executive); provided, however, that Executive first shall have received written notice specifying the acts or omissions alleged to constitute such failure or refusal and such failure or refusal continues after the Executive shall have had reasonable opportunity (but in no event less than thirty (30) days) to correct the same; (ii) Executive being subject to a removal proceedings brought by a bank regulatory authority; or (iii) Executive being formally charged with a felony involving embezzlement, theft, or other similar willful property crime against the Company, provided, however, that in the case of clause (ii) next above, if the removal proceeding is unsuccessful, or in the case of clause (iii) next above, if Executive is not convicted of the felony, Executive shall not be treated as having been terminated "for cause", but as an Early Termination. For purposes of this paragraph, no act, or failure to act, on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive's action or omission was in the best interest of the Company.

1.12 Years of Employment" means the total number of twelve-month periods during which the Executive has been employed on a full-time basis by the Company or EWBC, inclusive of any leave of absence approved by the Company.

Article 2

Bonus Award

    Bonus Award. The Company shall pay to the Executive a Bonus Award for each Plan Year until the Executive's death. The amount of the Bonus Award shall be equal to the Executive's economic benefit under Section 2.2(a) or (b) of the Split Dollar Agreement, divided by one minus the Company's combined marginal income tax rate set at forty-two percent (42%). The Executive shall have no right to determine or influence such Bonus Award. The Company shall pay the Bonus Award prior to December 31 of each year.

    Payment of Bonus Award. The Company shall continue to pay the Executive the Bonus Award under the following circumstances:

    Upon the Executive attaining Normal Retirement Age;

    Upon the Executive's Disability;

    Upon a Change of Control; or

    Upon an Early Termination after completing 15 Years of Employment.

Article 3

General Limitations

The Company shall not continue to pay any Bonus award under this Agreement under the following circumstances:

    Upon the Executive's Early Termination prior to completing 15 Years of Employment;

    Upon the Executive's death;

    Upon the Executive's Termination for Cause; or

    Upon the termination of this Agreement.

Article 4

Amendment and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive. However, unless otherwise agreed to by the Company and the Executive, this Agreement will automatically terminate upon the termination of the Split Dollar Agreement.

Article 5

Claims and Review Procedure

5.1 Claims Procedure. Any person or entity who has not received benefits under this Agreement that he or she believes should be paid (the "claimant") shall make a claim for such benefits as follows:

5.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

5.1.2 Timing of Company Response. The Company shall respond to such claimant within 30 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

5.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

    The specific reasons for the denial,

    A reference to the specific provisions of this Agreement on which the denial is based,

    A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,

    An explanation of this Agreement's review procedures and the time limits applicable to such procedures, and

    A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

5.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

5.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

5.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

5.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

5.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 30 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

5.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

    The specific reasons for the denial,

    A reference to the specific provisions of this Agreement on which the denial is based,

    A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and

    A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 6

Miscellaneous

6.1 Binding Effect. This Agreement shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees.

6.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

6.3 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of California, except to the extent preempted by the laws of the United States of America.

    Non-Transferability. The Bonus Awards provided under this Agreement may not be alienated, transferred, assigned, pledged or hypothecated by any person, at any time, or to any person whatsoever.

    Unfunded Arrangement. The Bonus Award paid under this Agreement shall be paid from the general funds of the Company, and the Executive and any beneficiary shall be no more than unsecured general creditors of the Company with no special or prior right to any assets of the Company for payment of any obligations hereunder.

6.6 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the Bonus award provided under this Agreement.

6.7 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement.

6.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

6.9 Facility of Payment. If the Executive is declared to be incompetent, or incapable of handling the disposition of his or her property, the Company may pay such benefit to the duly appointed guardian, legal representative or person having the care or custody of the Executive. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit

6.10 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

    Establishing and revising the method of accounting for this Agreement;
    Maintaining a record of Bonus payments; and
    Establishing rules and prescribing any forms necessary or desirable to administer this Agreement.

IN WITNESS WHEREOF, the Executive and the Company consent to this Agreement on the date above written.

EXECUTIVE: COMPANY:

EAST-WEST BANK

____________________________________ By ___________________________________

DOMINIC NG Title _________________________________

EAST-WEST BANK

SPLIT DOLLAR AGREEMENT

THIS AGREEMENT is adopted this _______ day of October, 2002, by and between EAST-WEST BANK, a state-chartered commercial bank located in San Marino, California (the "Company"), and DOMINIC NG (the "Executive"). This Agreement shall append the Split Dollar Endorsement entered into on even date herewith or as subsequently amended, by and between the aforementioned parties.

INTRODUCTION

To encourage the Executive to remain an employee of the Company, the Company is willing to divide the death proceeds of a life insurance policy on the Executive's life. The Company will pay life insurance premiums from its general assets.

AGREEMENT

The Company and the Executive agree as follows:

Article 1

General Definitions

The following terms shall have the meanings specified:

  "Insured" means the Executive.

  "Insurer" means each life insurance carrier in which there is a Split Dollar Policy Endorsement attached to this Agreement.

  "Normal Retirement Age" means the Executive completing twenty (20) Years of Employment, which shall be May 31, 2011, and at which time the Executive will have attained approximately age 52 years and 4 months.

  "Normal Retirement Date" means the later of the Executive's Normal Retirement Age or Termination of Employment.

  "Policy" means the specific life insurance policy issued by the Insurer.

  "Salary Continuation Agreement" means that Salary Continuation Agreement between the Company and the Executive of even date herewith.

  "Termination of Employment" means that the Executive ceases to be employed by the Company for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company.

  "Years of Employment" means the total number of twelve-month periods during which the Executive has been employed on a full-time basis by the Company or its holding company, East-West Bancorp, Inc., inclusive of any leave of absence approved by the Company.

Article 2

Policy Ownership/Interests

  Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. The Company shall be the beneficiary of the remaining death proceeds of the Policy after the Interest of the Executive or the Executive's transferee has been paid according to Section 2.2 below.

  Executive's Interest. The Executive shall have the right to designate the beneficiary of one of the amounts in (a) or (b) below, depending upon timing. In addition, the Executive has the option to receive (c) below:

a) Pre-retirement Death Benefit. Upon the death of the Executive prior to Normal Retirement Age while in the full-time employment of the Company, the split dollar death benefit under this Agreement is $21,580,000 (Twenty-One Million Five Hundred Eighty Thousand Dollars).

b) Post-retirement Death Benefit. Upon the death of the Executive after Termination of Employment and while receiving or having received a benefit under the Salary Continuation Agreement due to Disability or following a Change of Control, Early Involuntary Termination or Early Voluntary Termination after completing 15 Years of Employment (all terms defined in the Salary Continuation Agreement), the split dollar death benefit under this Agreement is the accrued liability on the books of the Company, which amount should equal the present value of the remaining benefit to be paid under the Salary Continuation Agreement; however, said amount shall not be less than $8,000,000 (Eight Million Dollars). In the event that a benefit was paid in a lump sum or annual installments were paid in full and no liability remains on the books of the Company, the Executive shall receive the minimum death benefit of $8,000,000 (Eight Million Dollars). If the Executive was not eligible for a benefit under the Salary Continuation Agreement, no death benefit is due to the Executive under this section 2.2(b).

c) Optional Post-retirement Death Benefit. Upon the Executive's Normal Retirement Date, the Executive shall have the option to receive an additional amount of post-retirement death benefit not to exceed 2.2(a) minus 2.2(b) above. However, if the Executive chooses to receive this additional benefit, the Company shall impute the economic benefit to the Executive on an annual basis as set forth in Section 3.3 below.

The Executive shall also have the right to elect and change settlement options that may be permitted.

2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Executive or the Executive's transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Company to terminate this Agreement.

2.4 Comparable Coverage. Upon execution of this Agreement, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate or otherwise abrogate the Executive's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement and the Company and the Executive execute a new Split Dollar Policy Endorsement for said comparable insurance policy. The Policy or any comparable policy shall be subject to the claims of the Company's creditors.

Article 3

Premiums

  Premium Payment. The Company shall pay any premiums due on the Policy.

  Economic Benefit. The Company shall determine the economic benefit attributable to the Executive based on the amount of the current term rate for the Executive's age multiplied by the aggregate death benefit payable to the Executive's beneficiary. The "current term rate" shall be calculated based on the Insurers published premium rates available to all standard risks for initial issue one-year term insurance in compliance with Revenue Rulings 66-110 and 67-154 and Notice 2002-8 issued by the Internal Revenue Service.

3.3 Imputed Income. The Company shall impute the economic benefit to the Executive on an annual basis for the benefit set forth in Section 2.2(c) above.

3.4 Reimbursement. At the end of each Plan Year, the Executive shall reimburse the Company in an amount equal to the economic benefit for the benefits set forth in Section 2.2(a) and (b) above, if any.

Article 4

Assignment

The Executive may assign without consideration all of the Executive's interests in the Policy and in this Agreement to any person, entity or trust. In the event the Executive transfers all of the Executive's interest in the Policy, then all of the Executive's interest in the Policy and in the Agreement shall be vested in the Executive's transferee, who shall be substituted as a party hereunder and the Executive shall have no further interest in the Policy or in this Agreement.

Article 5

Insurer

The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.

Article 6

Claims and Review Procedure

6.1 Claims Procedure. Any person or entity who has not received benefits under the Plan that he or she believes should be paid (the "claimant") shall make a claim for such benefits as follows:

6.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

6.1.2 Timing of Company Response. The Company shall respond to such claimant within 30 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

    The specific reasons for the denial,

    A reference to the specific provisions of the Plan on which the denial is based,

    A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,

    An explanation of the Plan's review procedures and the time limits applicable to such procedures, and

    A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

6.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

6.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

6.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

6.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 30 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

6.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

    The specific reasons for the denial,

    A reference to the specific provisions of the Plan on which the denial is based,

    A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and

    A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 7

Amendments and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive. However, unless otherwise agreed to by the Company and the Executive, this Agreement will automatically terminate upon the Executive's Early Voluntary Termination (as defined in the Salary Continuation Agreement) prior to the Executive completing 15 Years of Employment or upon Termination for Cause (as defined in the Salary Continuation Agreement).

Article 8

Miscellaneous

  Binding Effect. This Agreement shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

  No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

  Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of California, except to the extent preempted by the laws of the United States of America.

  Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

  Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

  Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

  Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:
    Establishing and revising the method of accounting for this Agreement;
    Maintaining a record of benefit payments; and
    Establishing rules and prescribing any forms necessary or desirable to administer this Agreement.

8.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

EXECUTIVE: COMPANY:

EAST-WEST BANK

__________________________________ By______________________________________

DOMINIC NG

Title ____________________________________

SPLIT DOLLAR POLICY ENDORSEMENT (1 of 4)

EAST-WEST BANK SPLIT DOLLAR AGREEMENT

Policy No. 655534 Insured: DOMINIC NG

Pursuant to the terms of the EAST-WEST BANK SPLIT DOLLAR AGREEMENT dated August _____, 2002, the undersigned Owner requests that the above-referenced policy issued by Clarica Life Insurance Company-US ("Insurer") provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

______________________________________________________________________________________

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

______________________________________________________________________________________

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at ___________________________, California this _____ day of ______________, 2002.

INSURED: OWNER:

EAST-WEST BANK

_____________________________________ By______________________________________

DOMINIC NG Title _______________________________________

SPLIT DOLLAR POLICY ENDORSEMENT (2 of 4)

EAST-WEST BANK SPLIT DOLLAR AGREEMENT

Policy No. 0048632 Insured: DOMINIC NG

Pursuant to the terms of the EAST-WEST BANK SPLIT DOLLAR AGREEMENT dated August _____, 2002, the undersigned Owner requests that the above-referenced policy issued by Massachusetts Mutual Life Insurance Company ("Insurer") provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

______________________________________________________________________________________

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

______________________________________________________________________________________

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at ___________________________, California this _____ day of ______________, 2002.

INSURED: OWNER:

EAST-WEST BANK

_____________________________________ By______________________________________

DOMINIC NG Title _______________________________________

SPLIT DOLLAR POLICY ENDORSEMENT (3 of 4)

EAST-WEST BANK SPLIT DOLLAR AGREEMENT

Policy No. ZUA389377 Insured: DOMINIC NG

Pursuant to the terms of the EAST-WEST BANK SPLIT DOLLAR AGREEMENT dated August _____, 2002, the undersigned Owner requests that the above-referenced policy issued by West Coast Life Insurance Company ("Insurer") provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

______________________________________________________________________________________

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

______________________________________________________________________________________

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at ___________________________, California this _____ day of ______________, 2002.

INSURED: OWNER:

EAST-WEST BANK

_____________________________________ By______________________________________

DOMINIC NG Title _______________________________________

SPLIT DOLLAR POLICY ENDORSEMENT (4 of 4)

EAST-WEST BANK SPLIT DOLLAR AGREEMENT

Policy No. JP5249160 Insured: DOMINIC NG

Pursuant to the terms of the EAST-WEST BANK SPLIT DOLLAR AGREEMENT dated August _____, 2002, the undersigned Owner requests that the above-referenced policy issued by Jefferson Pilot Life Insurance Company ("Insurer") provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

______________________________________________________________________________________

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

______________________________________________________________________________________

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at ___________________________, California this _____ day of ______________, 2002.

INSURED: OWNER:

EAST-WEST BANK

_____________________________________ By______________________________________

DOMINIC NG Title _______________________________________

EAST-WEST BANK

SALARY CONTINUATION AGREEMENT

THIS AGREEMENT is adopted this ________ day of October, 2002, by and between EAST-WEST BANK, a state-chartered commercial bank located in San Marino, California (the "Company"), and DOMINIC NG (the "Executive").

INTRODUCTION

To encourage the Executive to remain an employee of the Company, the Company is willing to provide salary continuation benefits to the Executive. The Company will pay the benefits from its general assets.

AGREEMENT

The Company and the Executive agree as follows:

Article 1

Definitions

Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

    "Change in Control" shall mean the first to occur of the following events:

    (i) any date upon which the directors of East West Bancorp, Inc. ("EWBC") who were last nominated by the Board of Directors (the "Board") for election as directors cease to constitute a majority of the directors of EWBC;

    (ii) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of EWBC representing 25% or more of the voting power of EWBC (as a "25% Stockholder"); provided, however, that the terms "person" and "entity," as used in this clause shall not include (1) EWBC or any of its subsidiaries, (2) any employee benefit plan of EWBC or any of its subsidiaries, (3) any entity holding voting securities of EWBC for or pursuant to the terms of any such plan, (4) any person or entity if the transaction that resulted in such person or entity becoming a 25% Stockholder was approved in advance by the Board or (5) any person or entity who is a 25% Stockholder on the date of adoption of the Plan by the Board; or

    (iii) a reorganization, merger or consolidation of EWBC (other than a reorganization, merger or consolidation the sole purpose of which is to change EWBC's domicile solely within the United States) the consummation of which results in EWBC's outstanding securities of any class being exchanged for or converted into cash, property or a different kind of securities; provided, however, that a Change in Control shall not be deemed to occur if, as a result of such reorganization, merger or consolidation of EWBC, the beneficial ownership of EWBC is unchanged from what it was immediately prior to such reorganization, merger or consolidation.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group disability insurance policy covering the Executive, or by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

    "Early Involuntary Termination" means that the Executive, prior to Normal Retirement Age, has been notified in writing, that employment with the Company is terminated for reasons other than an approved leave of absence, Termination for Cause, Disability or Change of Control. Early Involuntary Termination shall also be deemed to have occurred if the Executive terminates his or her employment with "just reason" if such termination shall result, in whole or in part, from any of the following events: (i) the breach by the Company of any material provision of this Agreement or any employment agreement between the Company and the Executive or a reduction in base salary; (ii) receipt by Executive of a notice from the Company that the Company intends to terminate employment under this Agreement without cause; (iii) the failure of a successor or assign of the Company's rights under this Agreement to assume the Company's duties hereunder; (iv) the Company directs Executive to perform any unlawful act; (v) Executive's duties are materially reduced; (vi) a relocation of Executive's principal place of employment by more than 25 miles by automobile from 415 Huntington Drive, San Marino, California; or (vi) liquidation or dissolution of the Company.

    "Early Voluntary Termination" means that the Executive, prior to Normal Retirement Age, has terminated employment with the Company for reasons other than Termination for Cause, Disability, Change of Control or Early Involuntary Termination.

    "Effective Date" means July 1, 2002.

    "Normal Retirement Age" means the Executive completing twenty (20) Years of Employment, which shall be May 31, 2011, and at which time the Executive will have attained approximately age 52 years and 4 months.

    "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Employment.

    "Normal Retirement Benefit" means the annual benefit specified in Section 2.1.

    "Plan Year" means the fiscal year beginning July 1 and ending June 30 of each calendar year.

    "Termination for Cause" shall be defined as set forth in Article 5.

    "Termination of Employment" means that the Executive ceases to be employed by the Company for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company.

    Years of Employment" means the total number of twelve-month periods during which the Executive has been employed on a full-time basis by the Company or EWBC, inclusive of any leave of absence approved by the Company.

Article 2

Lifetime Benefits

2.1 Normal Retirement Benefit. Upon Termination of Employment on or after the Normal Retirement Age for reasons other than death, the Company shall pay to the Executive the benefit described in this Section 2.1 in lieu of any other benefit under this Agreement.

    Amount of Benefit. The annual benefit under this Section 2.1 is $750,245 (Seven Hundred Fifty Thousand Two Hundred Fourty-Five Dollars). However, if the Executive remains in the full-time employment of the Company beyond Normal Retirement Age, this Normal Retirement Benefit shall increase eight percent (8%) per year until the earlier of the Executive's: a) Termination of Employment; or b) attainment of 25 Years of Employment. The Company's Board of Directors, in its sole discretion, may increase the annual benefit under this Section 2.1.1 prior to Normal Retirement Age; however, an increase shall require the recalculation of Schedule A.

    Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments commencing with the month following the Executive's Normal Retirement Date, paying the annual benefit to the Executive until the Executive attains age 80.

    Benefit Increases. Commencing on the first anniversary of the first benefit payment, and continuing on each subsequent anniversary, the Company will increase the benefit by three percent (3%).

2.2 Early Voluntary Termination Benefit. Upon an Early Voluntary Termination prior to the Normal Retirement Age, the Company shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Agreement.

    Amount of Benefit. The benefit under this Section 2.2 is the annual Early Voluntary Termination Installment as defined and set forth on Schedule A for the month ending immediately prior to the Termination of Employment, determined by zero vesting until the Executive completes 15 Years of Employment and then vesting the Executive in one hundred percent (100%) of the Accrual Balance as defined and set forth on Schedule A. This benefit set forth on Schedule A is determined by calculating a stream of payments that will increase pursuant to Section 2.2.3 and is based on the Accrual Balance, the initial payment sized with the intent to exhaust the Accrual Balance upon the Executive's age 80, assuming interest is credited on the unpaid balance at an annual rate of eight percent (8%), compounded monthly. An increase in the annual benefit under Section 2.1.1 prior to Normal Retirement Age shall require the recalculation of this benefit on Schedule A.

    Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments commencing with the month following the Normal Retirement Age, paying the annual benefit to the Executive until the Executive attains age 80.

2.2.3 Benefit Increases. Benefit payments will be increased as provided in Section 2.1.3.

2.3 Early Involuntary Termination Benefit. Upon an Early Involuntary Termination prior to the Normal Retirement Age, the Company shall pay to the Executive the benefit described in this Section 2.3 in lieu of any other benefit under this Agreement.

2.3.1 Amount of Benefit. The benefit under this Section 2.3 is the Early Involuntary Termination Lump Sum as defined and set forth on Schedule A for the month ending immediately prior to the date in which Termination of Employment occurs, determined by vesting the Executive in one hundred percent (100%) of said Accrual Balance as defined and set forth on Schedule A. An increase in the annual benefit under Section 2.1.1 would require the recalculation of this benefit on Schedule A.

2.3.2 The Company shall pay the benefit under this Section 2.3 to the Executive in a lump sum within 30 days following Termination of Employment.

2.4 Disability Benefit. If the Executive terminates employment due to Disability prior to Normal Retirement Age, the Company shall pay to the Executive the benefit described in this Section 2.4 in lieu of any other benefit under this Agreement.

2.4.2 Amount of Benefit. The benefit under this Section 2.4 is based on one of the following situations:

(a) If the Company carries a long-term disability insurance policy on the Executive at the time of Disability, the benefit under this Section 2.4 is the annual Disability Installment as defined and set forth on Schedule A for the month ending immediately prior to the date in which Termination of Employment occurs, determined by vesting the Executive in the Normal Retirement Benefit described in Section 2.1.1.

(b) If the Company does not carry a long-term disability insurance policy on the Executive at the time of Disability, the benefit under this Section 2.4 is the annual Alternative Disability Installment set forth on Schedule A for the month ending immediately prior to the date in which Termination of Employment occurs, determined by vesting the Executive in one hundred percent (100%) of the Accrual Balance as defined in Schedule A.

An increase in the annual benefit under Section 2.1.1 prior to Normal Retirement Age would require the recalculation of this Disability or alternative Disability benefit on Schedule A.

2.4.3 Payment of Benefit. The Company shall pay the annual benefit determined under this Section 2.4 to the Executive in 12 equal monthly installments commencing with the month following the Termination of Employment, paying the annual benefit to the Executive until the Executive attains age 80.

2.4.4 Benefit Increases. Benefit payments will be increased as provided in Section 2.1.3.

2.5 Change of Control Benefit. Upon a Change of Control, the Company shall pay to the Executive the benefit described in this Section 2.5 in lieu of any other benefit under this Agreement.

2.5.1 Amount of Benefit. The benefit under this Section 2.5 is the annual Change of Control Installment as defined and set forth on Schedule A for the month ending immediately prior to the date in which Termination of Employment occurs, determined by vesting the Executive in the Normal Retirement Benefit set forth in Section 2.1.1 as if the Normal Retirement Age had been reached as of the date of the Change of Control. An increase in the annual benefit under Section 2.1.1 prior to Normal Retirement Age would require the recalculation of this Change of Control benefit on Schedule A.

2.5.2 Payment of Benefit. The Company shall pay the annual benefit determined under this Section 2.5 to the Executive in 12 equal monthly installments commencing with the month following Termination of Employment, paying the annual benefit to the Executive until the Executive attains age 80. However, the Executive may choose to receive the present value of the stream of payments of the Normal Retirement Benefit (as such payments would be increased as provided in Section 2.5.3 were the lump sum election not made), using an eight percent (8%) discount rate, payable in a lump sum by electing this option on the Election for Lump Sum Change of Control Payment attached hereto as Addendum B.

2.5.3 Benefit Increases. Benefit payments will be increased as provided in Section 2.1.3.

2.5.4 Internal Revenue Service Section 280G Gross Up. If, as a result of a Change of Control, the Executive becomes entitled to acceleration of benefits under this Agreement or under any other benefit, compensation or incentive plan or arrangement with the Company (collectively, the "Total Benefits"), and if any part of the Total Benefits is subject to the Excise Tax under Section 280G and Section 4999 of the Internal Revenue Code (the "Excise Tax"), the Company shall pay to the Executive the following additional amounts, consisting of (a) a payment equal to the Excise Tax payable by the Executive on the Total Benefits under Section 4999 of the Internal Revenue Code (the "Excise Tax Payment"), and (b) a payment equal to the amount necessary to provide the Excise Tax payment net of all income, payroll and excise taxes. Payment of the additional amounts described in clauses (a) and (b) shall be made in addition to the amount set forth in Section 4.4.1 above.

Article 3

Death Benefits

3.1 Death During Active Service. If the Executive dies while in the active service of the Company, the Company shall pay to the Executive's beneficiary the benefit described in the Split Dollar Agreement attached as Addendum A between the Company and the Executive in lieu of any other benefit under this Agreement.

3.2 Death During Payment of a Lifetime Benefit. If the Executive dies after any lifetime benefit payments have commenced under Article 2 of this Agreement but before receiving all such payments, the Company shall cease paying the benefit and, in lieu thereof, the Company shall pay to the Executive's beneficiary the present value of the remaining benefit in a split-dollar arrangement described in the Split Dollar Agreement attached as Addendum A between the Company and the Executive.

3.3 Death After Termination of Employment But Before Payment of a Lifetime Benefit Commences. If the Executive is entitled to a lifetime benefit under Article 2 of this Agreement, but dies prior to the commencement of said benefit payments, the Company shall not pay said benefit, but, in lieu thereof, shall pay to the Executive's beneficiary the present value of said benefit in a split-dollar arrangement described in the Split Dollar Agreement attached as Addendum A between the Company and the Executive.

Article 4

Beneficiaries

4.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing a written designation with the Company. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and received by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's estate.

4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

Article 5

General Limitations

5.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Company terminates the Executive's employment for cause prior to completing 15 Years of Service and prior to a Change of Control if, but only if, such termination shall result solely from (i) the Executive's continued and willful failure or refusal to substantially perform his or her duties in accordance with the terms of the Agreement and shall have been approved by 66.66% of the Board (excluding the Executive); provided, however, that the Executive first shall have received written notice specifying the acts or omissions alleged to constitute such failure or refusal and such failure or refusal continues after the Executive shall have had reasonable opportunity (but in no event less than thirty (30) days) to correct the same; (ii) Executive being subject to a removal proceedings brought by a bank regulatory authority; or (iii) Executive being formally charged with a felony involving embezzlement, theft, or other similar willful property crime against the Company, provided, however, that in the case of clause (ii) next above, if the removal proceeding is unsuccessful, or in the case of clause (iii) next above, if Executive is not convicted of the felony, Executive shall not be treated as having been terminated "for cause" and shall be entitled to prompt payment of all amounts described in Section 2.3. For purposes of this paragraph, no act, or failure to act, on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive's action or omission was in the best interest of the Company.

5.2 Suicide. The Company shall not pay any benefit under this Agreement if the Executive commits suicide within three years after the date of this Agreement.

Article 6

Claims and Review Procedure

6.1 Claims Procedure. An Executive or beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

6.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

6.1.2 Timing of Company Response. The Company shall respond to such claimant within 30 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial;

(b) A reference to the specific provisions of the Agreement on which the denial is based;

(c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;

(d) An explanation of the Agreement's review procedures and the time limits applicable to such procedures; and

(e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

6.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

6.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

6.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

6.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 30 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

6.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial;

(b) A reference to the specific provisions of the Agreement on which the denial is based;

(c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and

(d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 7

Amendments and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive.

Article 8

Miscellaneous

8.1 Binding Effect. This Agreement shall bind the Executive and the Company, and their beneficiaries, survivors, executors, successors, administrators and transferees.

8.2 No Guarantee of Employment. This Agreement is not an employment policy or contract and does not alter in any way the employment relationship between the Executive and the Company. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

  Non-Transferability. The benefits provided under this Agreement may not be alienated, transferred, assigned, pledged or hypothecated by any person, at any time, or to any person whatsoever. Those benefits shall be exempt from the claims of creditors or other claimants of the Executive or beneficiary and from all orders, decrees, levies, garnishment or executions to the fullest extent allowed by law.

  Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

  Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

  Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of California, except to the extent preempted by the laws of the United States of America.

  Unfunded Arrangement. The benefits paid under this Agreement shall be paid from the general funds of the Company, and the Executive and any beneficiary shall be no more than unsecured general creditors of the Company with no special or prior right to any assets of the Company for payment of any obligations hereunder. Any insurance purchased by the Company on the Executive's life is a general asset of the Company to which the Executive and beneficiary have no preferred or secured claim.

  Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

  Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

    Establishing and revising the method of accounting for the Agreement;

    Maintaining a record of benefit payments; and

    Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

IN WITNESS WHEREOF, the Executive and the Company have signed this Agreement.

EXECUTIVE: COMPANY:

EAST-WEST BANK

__________________________________ By ___________________________________

DOMINIC NG

Title _________________________________

BENEFICIARY DESIGNATION

EAST-WEST BANK

SALARY CONTINUATION AGREEMENT

DOMINIC NG

I designate the following as beneficiary of any death benefits under this Agreement:

Primary: _______________________________________________________________________

________________________________________________________________________________

Contingent: _____________________________________________________________________

________________________________________________________________________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature ______________________________

Date __________________________________

Received by the Company this ______ day of _________________, 2002.

By ____________________________________

Title __________________________________

ELECTION FOR LUMP SUM CHANGE OF CONTROL PAYMENT

EAST-WEST BANK

SALARY CONTINUATION AGREEMENT

DOMINIC NG

By signature hereunder, I, DOMINIC NG, hereby elect to receive the Change of Control benefit set forth in Section 2.5.2 of the EAST-WEST BANK SALARY CONTINUATION AGREEMENT (the "Agreement") between me and the Company in a lump sum payable within 30 days following Termination of Employment in the event of a Change of Control.

I further understand that I must make this election simultaneously with executing the Agreement and that I may not subsequently change this election.

Signature ______________________________

Date __________________________________

Received by the Company this ______ day of _________________, 2002.

By ____________________________________

Title __________________________________

EAST-WEST BANK

EXECUTIVE BONUS AGREEMENT

THIS AGREEMENT is adopted this _________ day of October, 2002, by and between EAST-WEST BANK, a state-chartered commercial bank located in San Marino, California (the "Company"), and JULIA GOUW (the "Executive").

INTRODUCTION

To encourage the Executive to remain an employee of the Company, the Company is willing to provide to the Executive a bonus opportunity. The Company will pay the Executive's bonus from the Company's general assets.

AGREEMENT

The Executive and the Company agree as follows:

Article 1

Definitions

Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

    "Bonus Award" means only the cash bonus award paid to the Executive during a Plan Year pursuant to Article 2 of this Agreement and does not include any salary.

    "Change of Control" "Change in Control" shall mean the first to occur of the following events:

    (i) any date upon which the directors of East West Bancorp, Inc. ("EWBC") who were last nominated by the Board of Directors (the "Board") for election as directors cease to constitute a majority of the directors of EWBC;

    (ii) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of EWBC representing 25% or more of the voting power of EWBC (as a "25% Stockholder"); provided, however, that the terms "person" and "entity," as used in this clause shall not include (1) EWBC or any of its subsidiaries, (2) any employee benefit plan of EWBC or any of its subsidiaries, (3) any entity holding voting securities of EWBC for or pursuant to the terms of any such plan, (4) any person or entity if the transaction that resulted in such person or entity becoming a 25% Stockholder was approved in advance by the Board or (5) any person or entity who is a 25% Stockholder on the date of adoption of the Plan by the Board; or

    (iii) a reorganization, merger or consolidation of EWBC (other than a reorganization, merger or consolidation the sole purpose of which is to change EWBC's domicile solely within the United States) the consummation of which results in EWBC's outstanding securities of any class being exchanged for or converted into cash, property or a different kind of securities; provided, however, that a Change in Control shall not be deemed to occur if, as a result of such reorganization, merger or consolidation of EWBC, the beneficial ownership of EWBC is unchanged from what it was immediately prior to such reorganization, merger or consolidation.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group disability insurance policy covering the Executive, or by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

    "Early Termination" means the Termination of Employment before Normal Retirement Age for reasons other than death, Disability, Termination for Cause or following a Change of Control.

    "Normal Retirement Age" means the Executive completing twenty (20) Years of Employment, which shall be July 17, 2009, and at which time the Executive will have attained approximately age 49 years and 11 months.

    "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Employment.

    "Plan Year" means the calendar year.

    "Split Dollar Agreement" means that Split Dollar Agreement entered into between the Company and the Executive of even date herewith.

    "Termination of Employment" means that the Executive ceases to be employed by the Company for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company.

1.11 "Termination for Cause" means the Company terminating the Executive's employment for cause prior to the Executive completing 15 Years of Employment if, but only if, such termination shall result solely from (i) the Executive's continued and willful failure or refusal to substantially perform his or her duties in accordance with the terms of the Agreement and shall have been approved by 66.66% of the Board (excluding the Executive); provided, however, that Executive first shall have received written notice specifying the acts or omissions alleged to constitute such failure or refusal and such failure or refusal continues after the Executive shall have had reasonable opportunity (but in no event less than thirty (30) days) to correct the same; (ii) Executive being subject to a removal proceedings brought by a bank regulatory authority; or (iii) Executive being formally charged with a felony involving embezzlement, theft, or other similar willful property crime against the Company, provided, however, that in the case of clause (ii) next above, if the removal proceeding is unsuccessful, or in the case of clause (iii) next above, if Executive is not convicted of the felony, Executive shall not be treated as having been terminated "for cause", but as an Early Termination. For purposes of this paragraph, no act, or failure to act, on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive's action or omission was in the best interest of the Company.

1.12 Years of Employment" means the total number of twelve-month periods during which the Executive has been employed on a full-time basis by the Company or EWBC, inclusive of any leave of absence approved by the Company.

Article 2

Bonus Award

    Bonus Award. The Company shall pay to the Executive a Bonus Award for each Plan Year until the Executive's death. The amount of the Bonus Award shall be equal to the Executive's economic benefit under Section 2.2(a) or (b) of the Split Dollar Agreement, divided by one minus the Company's combined marginal income tax rate set at forty-two percent (42%). The Executive shall have no right to determine or influence such Bonus Award. The Company shall pay the Bonus Award prior to December 31 of each year.

    Payment of Bonus Award. The Company shall continue to pay the Executive the Bonus Award under the following circumstances:

    Upon the Executive attaining Normal Retirement Age;

    Upon the Executive's Disability;

    Upon a Change of Control; or

    Upon an Early Termination after completing 15 Years of Employment.

Article 3

General Limitations

The Company shall not continue to pay any Bonus award under this Agreement under the following circumstances:

    Upon the Executive's Early Termination prior to completing 15 Years of Employment;

    Upon the Executive's death;

    Upon the Executive's Termination for Cause; or

    Upon the termination of this Agreement.

Article 4

Amendment and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive. However, unless otherwise agreed to by the Company and the Executive, this Agreement will automatically terminate upon the termination of the Split Dollar Agreement.

Article 5

Claims and Review Procedure

5.1 Claims Procedure. Any person or entity who has not received benefits under this Agreement that he or she believes should be paid (the "claimant") shall make a claim for such benefits as follows:

5.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

5.1.2 Timing of Company Response. The Company shall respond to such claimant within 30 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

5.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

    The specific reasons for the denial,

    A reference to the specific provisions of this Agreement on which the denial is based,

    A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,

    An explanation of this Agreement's review procedures and the time limits applicable to such procedures, and

    A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

5.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

5.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

5.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

5.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

5.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 30 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

5.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

    The specific reasons for the denial,

    A reference to the specific provisions of this Agreement on which the denial is based,

    A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and

    A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 6

Miscellaneous

6.1 Binding Effect. This Agreement shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees.

6.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

6.3 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of California, except to the extent preempted by the laws of the United States of America.

    Non-Transferability. The Bonus Awards provided under this Agreement may not be alienated, transferred, assigned, pledged or hypothecated by any person, at any time, or to any person whatsoever.

    Unfunded Arrangement. The Bonus Award paid under this Agreement shall be paid from the general funds of the Company, and the Executive and any beneficiary shall be no more than unsecured general creditors of the Company with no special or prior right to any assets of the Company for payment of any obligations hereunder.

6.6 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the Bonus award provided under this Agreement.

6.7 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement.

6.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

6.9 Facility of Payment. If the Executive is declared to be incompetent, or incapable of handling the disposition of his or her property, the Company may pay such benefit to the duly appointed guardian, legal representative or person having the care or custody of the Executive. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit

6.10 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

    Establishing and revising the method of accounting for this Agreement;
    Maintaining a record of Bonus payments; and
    Establishing rules and prescribing any forms necessary or desirable to administer this Agreement.

IN WITNESS WHEREOF, the Executive and the Company consent to this Agreement on the date above written.

EXECUTIVE: COMPANY:

EAST-WEST BANK

____________________________________ By ___________________________________

JULIA GOUW Title _________________________________

EAST-WEST BANK

SPLIT DOLLAR AGREEMENT

THIS AGREEMENT is adopted this _______ day of October, 2002, by and between EAST-WEST BANK, a state-chartered commercial bank located in San Marino, California (the "Company"), and JULIA GOUW (the "Executive"). This Agreement shall append the Split Dollar Endorsement entered into on even date herewith or as subsequently amended, by and between the aforementioned parties.

INTRODUCTION

To encourage the Executive to remain an employee of the Company, the Company is willing to divide the death proceeds of a life insurance policy on the Executive's life. The Company will pay life insurance premiums from its general assets.

AGREEMENT

The Company and the Executive agree as follows:

Article 1

General Definitions

The following terms shall have the meanings specified:

  "Insured" means the Executive.

  "Insurer" means each life insurance carrier in which there is a Split Dollar Policy Endorsement attached to this Agreement.

  "Normal Retirement Age" means the Executive completing twenty (20) Years of Employment, which shall be July 17, 2009, and at which time the Executive will have attained approximately age 49 years and 11 months.

  "Normal Retirement Date" means the later of the Executive's Normal Retirement Age or Termination of Employment.

  "Policy" means the specific life insurance policy issued by the Insurer.

  "Salary Continuation Agreement" means that Salary Continuation Agreement between the Company and the Executive of even date herewith.

  "Termination of Employment" means that the Executive ceases to be employed by the Company for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company.

  "Years of Employment" means the total number of twelve-month periods during which the Executive has been employed on a full-time basis by the Company or its holding company, East-West Bancorp, Inc., inclusive of any leave of absence approved by the Company.

Article 2

Policy Ownership/Interests

  Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. The Company shall be the beneficiary of the remaining death proceeds of the Policy after the Interest of the Executive or the Executive's transferee has been paid according to Section 2.2 below.

  Executive's Interest. The Executive shall have the right to designate the beneficiary of one of the amounts in (a) or (b) below, depending upon timing. In addition, the Executive has the option to receive (c) below:

a) Pre-retirement Death Benefit. Upon the death of the Executive prior to Normal Retirement Age while in the full-time employment of the Company, the split dollar death benefit under this Agreement is $12,450,000 (Twelve Million Four Hundred Fifty Thousand Dollars).

b) Post-retirement Death Benefit. Upon the death of the Executive after Termination of Employment and while receiving or having received a benefit under the Salary Continuation Agreement due to Disability or following a Change of Control, Early Involuntary Termination or Early Voluntary Termination after completing 15 Years of Employment (all terms defined in the Salary Continuation Agreement), the split dollar death benefit under this Agreement is the accrued liability on the books of the Company, which amount should equal the present value of the remaining benefit to be paid under the Salary Continuation Agreement; however, said amount shall not be less than $3,000,000 (Three Million Dollars). In the event that a benefit was paid in a lump sum or annual installments were paid in full and no liability remains on the books of the Company, the Executive shall receive the minimum death benefit of $3,000,000 (Three Million Dollars). If the Executive was not eligible for a benefit under the Salary Continuation Agreement, no death benefit is due to the Executive under this section 2.2(b).

c) Optional Post-retirement Death Benefit. Upon the Executive's Normal Retirement Date, the Executive shall have the option to receive an additional amount of post-retirement death benefit not to exceed 2.2(a) minus 2.2(b) above. However, if the Executive chooses to receive this additional benefit, the Company shall impute the economic benefit to the Executive on an annual basis as set forth in Section 3.3 below.

The Executive shall also have the right to elect and change settlement options that may be permitted.

2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Executive or the Executive's transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Company to terminate this Agreement.

2.4 Comparable Coverage. Upon execution of this Agreement, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate or otherwise abrogate the Executive's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement and the Company and the Executive execute a new Split Dollar Policy Endorsement for said comparable insurance policy. The Policy or any comparable policy shall be subject to the claims of the Company's creditors.

Article 3

Premiums

  Premium Payment. The Company shall pay any premiums due on the Policy.

  Economic Benefit. The Company shall determine the economic benefit attributable to the Executive based on the amount of the current term rate for the Executive's age multiplied by the aggregate death benefit payable to the Executive's beneficiary. The "current term rate" shall be calculated based on the Insurers published premium rates available to all standard risks for initial issue one-year term insurance in compliance with Revenue Rulings 66-110 and 67-154 and Notice 2002-8 issued by the Internal Revenue Service.

3.3 Imputed Income. The Company shall impute the economic benefit to the Executive on an annual basis for the benefit set forth in Section 2.2(c) above.

3.4 Reimbursement. At the end of each Plan Year, the Executive shall reimburse the Company in an amount equal to the economic benefit for the benefits set forth in Section 2.2(a) and (b) above, if any.

Article 4

Assignment

The Executive may assign without consideration all of the Executive's interests in the Policy and in this Agreement to any person, entity or trust. In the event the Executive transfers all of the Executive's interest in the Policy, then all of the Executive's interest in the Policy and in the Agreement shall be vested in the Executive's transferee, who shall be substituted as a party hereunder and the Executive shall have no further interest in the Policy or in this Agreement.

Article 5

Insurer

The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.

Article 6

Claims and Review Procedure

6.1 Claims Procedure. Any person or entity who has not received benefits under the Plan that he or she believes should be paid (the "claimant") shall make a claim for such benefits as follows:

6.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

6.1.2 Timing of Company Response. The Company shall respond to such claimant within 30 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

    The specific reasons for the denial,

    A reference to the specific provisions of the Plan on which the denial is based,

    A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,

    An explanation of the Plan's review procedures and the time limits applicable to such procedures, and

    A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

6.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

6.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

6.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

6.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 30 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

6.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

    The specific reasons for the denial,

    A reference to the specific provisions of the Plan on which the denial is based,

    A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and

    A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 7

Amendments and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive. However, unless otherwise agreed to by the Company and the Executive, this Agreement will automatically terminate upon the Executive's Early Voluntary Termination (as defined in the Salary Continuation Agreement) prior to the Executive completing 15 Years of Employment or upon Termination for Cause (as defined in the Salary Continuation Agreement).

Article 8

Miscellaneous

  Binding Effect. This Agreement shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

  No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

  Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of California, except to the extent preempted by the laws of the United States of America.

  Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

  Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

  Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

  Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:
    Establishing and revising the method of accounting for this Agreement;
    Maintaining a record of benefit payments; and
    Establishing rules and prescribing any forms necessary or desirable to administer this Agreement.

8.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

EXECUTIVE: COMPANY:

EAST-WEST BANK

__________________________________ By______________________________________

JULIA GOUW

Title ____________________________________

SPLIT DOLLAR POLICY ENDORSEMENT (1 of 4)

EAST-WEST BANK SPLIT DOLLAR AGREEMENT

Policy No. 655539 Insured: JULIA GOUW

Pursuant to the terms of the EAST-WEST BANK SPLIT DOLLAR AGREEMENT dated August _____, 2002, the undersigned Owner requests that the above-referenced policy issued by Clarica Life Insurance Company-US ("Insurer") provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

______________________________________________________________________________________

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

______________________________________________________________________________________

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at ___________________________, California this _____ day of ______________, 2002.

INSURED: OWNER:

EAST-WEST BANK

_____________________________________ By______________________________________

JULIA GOUW Title _______________________________________

SPLIT DOLLAR POLICY ENDORSEMENT (2 of 4)

EAST-WEST BANK SPLIT DOLLAR AGREEMENT

Policy No. 0048630 Insured: JULIA GOUW

Pursuant to the terms of the EAST-WEST BANK SPLIT DOLLAR AGREEMENT dated August _____, 2002, the undersigned Owner requests that the above-referenced policy issued by Massachusetts Mutual Life Insurance Company ("Insurer") provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

______________________________________________________________________________________

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

______________________________________________________________________________________

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at ___________________________, California this _____ day of ______________, 2002.

INSURED: OWNER:

EAST-WEST BANK

_____________________________________ By______________________________________

JULIA GOUW Title _______________________________________

SPLIT DOLLAR POLICY ENDORSEMENT (3 of 4)

EAST-WEST BANK SPLIT DOLLAR AGREEMENT

Policy No. ZUA389378 Insured: JULIA GOUW

Pursuant to the terms of the EAST-WEST BANK SPLIT DOLLAR AGREEMENT dated August _____, 2002, the undersigned Owner requests that the above-referenced policy issued by West Coast Life Insurance Company ("Insurer") provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

______________________________________________________________________________________

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

______________________________________________________________________________________

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at ___________________________, California this _____ day of ______________, 2002.

INSURED: OWNER:

EAST-WEST BANK

_____________________________________ By______________________________________

JULIA GOUW Title _______________________________________

SPLIT DOLLAR POLICY ENDORSEMENT (4 of 4)

EAST-WEST BANK SPLIT DOLLAR AGREEMENT

Policy No. JP5219162 Insured: JULIA GOUW

Pursuant to the terms of the EAST-WEST BANK SPLIT DOLLAR AGREEMENT dated August _____, 2002, the undersigned Owner requests that the above-referenced policy issued by Jefferson Pilot Life Insurance Company ("Insurer") provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

______________________________________________________________________________________

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

______________________________________________________________________________________

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at ___________________________, California this _____ day of ______________, 2002.

INSURED: OWNER:

EAST-WEST BANK

_____________________________________ By______________________________________

JULIA GOUW Title _______________________________________

EAST-WEST BANK

SALARY CONTINUATION AGREEMENT

THIS AGREEMENT is adopted this ________ day of October, 2002, by and between EAST-WEST BANK, a state-chartered commercial bank located in San Marino, California (the "Company"), and JULIA GOUW (the "Executive").

INTRODUCTION

To encourage the Executive to remain an employee of the Company, the Company is willing to provide salary continuation benefits to the Executive. The Company will pay the benefits from its general assets.

AGREEMENT

The Company and the Executive agree as follows:

Article 1

Definitions

Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

    "Change in Control" shall mean the first to occur of the following events:

    (i) any date upon which the directors of East West Bancorp, Inc. ("EWBC") who were last nominated by the Board of Directors (the "Board") for election as directors cease to constitute a majority of the directors of EWBC;

    (ii) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of EWBC representing 25% or more of the voting power of EWBC (as a "25% Stockholder"); provided, however, that the terms "person" and "entity," as used in this clause shall not include (1) EWBC or any of its subsidiaries, (2) any employee benefit plan of EWBC or any of its subsidiaries, (3) any entity holding voting securities of EWBC for or pursuant to the terms of any such plan, (4) any person or entity if the transaction that resulted in such person or entity becoming a 25% Stockholder was approved in advance by the Board or (5) any person or entity who is a 25% Stockholder on the date of adoption of the Plan by the Board; or

    (iii) a reorganization, merger or consolidation of EWBC (other than a reorganization, merger or consolidation the sole purpose of which is to change EWBC's domicile solely within the United States) the consummation of which results in EWBC's outstanding securities of any class being exchanged for or converted into cash, property or a different kind of securities; provided, however, that a Change in Control shall not be deemed to occur if, as a result of such reorganization, merger or consolidation of EWBC, the beneficial ownership of EWBC is unchanged from what it was immediately prior to such reorganization, merger or consolidation.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group disability insurance policy covering the Executive, or by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

    "Early Involuntary Termination" means that the Executive, prior to Normal Retirement Age, has been notified in writing, that employment with the Company is terminated for reasons other than an approved leave of absence, Termination for Cause, Disability or Change of Control. Early Involuntary Termination shall also be deemed to have occurred if the Executive terminates his or her employment with "just reason" if such termination shall result, in whole or in part, from any of the following events: (i) the breach by the Company of any material provision of this Agreement or any employment agreement between the Company and the Executive or a reduction in base salary; (ii) receipt by Executive of a notice from the Company that the Company intends to terminate employment under this Agreement without cause; (iii) the failure of a successor or assign of the Company's rights under this Agreement to assume the Company's duties hereunder; (iv) the Company directs Executive to perform any unlawful act; (v) Executive's duties are materially reduced; (vi) a relocation of Executive's principal place of employment by more than 25 miles by automobile from 415 Huntington Drive, San Marino, California; or (vi) liquidation or dissolution of the Company.

    "Early Voluntary Termination" means that the Executive, prior to Normal Retirement Age, has terminated employment with the Company for reasons other than Termination for Cause, Disability, Change of Control or Early Involuntary Termination.

    "Effective Date" means July 1, 2002.

    "Normal Retirement Age" means the Executive completing twenty (20) Years of Employment, which shall be July 17, 2009, and at which time the Executive will have attained approximately age 49 years and 11 months.

    "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Employment.

    "Normal Retirement Benefit" means the annual benefit specified in Section 2.1.

    "Plan Year" means the fiscal year beginning July 1 and ending June 30 of each calendar year.

    "Termination for Cause" shall be defined as set forth in Article 5.

    "Termination of Employment" means that the Executive ceases to be employed by the Company for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company.

    Years of Employment" means the total number of twelve-month periods during which the Executive has been employed on a full-time basis by the Company or EWBC, inclusive of any leave of absence approved by the Company.

Article 2

Lifetime Benefits

2.1 Normal Retirement Benefit. Upon Termination of Employment on or after the Normal Retirement Age for reasons other than death, the Company shall pay to the Executive the benefit described in this Section 2.1 in lieu of any other benefit under this Agreement.

    Amount of Benefit. The annual benefit under this Section 2.1 is $270,261 (Two Hundred Seventy Thousand Two Hundred Sixty-one Dollars). However, if the Executive remains in the full-time employment of the Company beyond Normal Retirement Age, this Normal Retirement Benefit shall increase eight percent (8%) per year until the earlier of the Executive's: a) Termination of Employment; or b) attainment of 25 Years of Employment. The Company's Board of Directors, in its sole discretion, may increase the annual benefit under this Section 2.1.1 prior to Normal Retirement Age; however, an increase shall require the recalculation of Schedule A.

    Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments commencing with the month following the Executive's Normal Retirement Date, paying the annual benefit to the Executive until the Executive attains age 80.

    Benefit Increases. Commencing on the first anniversary of the first benefit payment, and continuing on each subsequent anniversary, the Company will increase the benefit by three percent (3%).

2.2 Early Voluntary Termination Benefit. Upon an Early Voluntary Termination prior to the Normal Retirement Age, the Company shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Agreement.

    Amount of Benefit. The benefit under this Section 2.2 is the annual Early Voluntary Termination Installment as defined and set forth on Schedule A for the month ending immediately prior to the Termination of Employment, determined by zero vesting until the Executive completes 15 Years of Employment and then vesting the Executive in one hundred percent (100%) of the Accrual Balance as defined and set forth on Schedule A. This benefit set forth on Schedule A is determined by calculating a stream of payments that will increase pursuant to Section 2.2.3 and is based on the Accrual Balance, the initial payment sized with the intent to exhaust the Accrual Balance upon the Executive's age 80, assuming interest is credited on the unpaid balance at an annual rate of eight percent (8%), compounded monthly. An increase in the annual benefit under Section 2.1.1 prior to Normal Retirement Age shall require the recalculation of this benefit on Schedule A.

    Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments commencing with the month following the Normal Retirement Age, paying the annual benefit to the Executive until the Executive attains age 80.

2.2.3 Benefit Increases. Benefit payments will be increased as provided in Section 2.1.3.

2.3 Early Involuntary Termination Benefit. Upon an Early Involuntary Termination prior to the Normal Retirement Age, the Company shall pay to the Executive the benefit described in this Section 2.3 in lieu of any other benefit under this Agreement.

2.3.1 Amount of Benefit. The benefit under this Section 2.3 is the Early Involuntary Termination Lump Sum as defined and set forth on Schedule A for the month ending immediately prior to the date in which Termination of Employment occurs, determined by vesting the Executive in one hundred percent (100%) of said Accrual Balance as defined and set forth on Schedule A. An increase in the annual benefit under Section 2.1.1 would require the recalculation of this benefit on Schedule A.

2.3.2 The Company shall pay the benefit under this Section 2.3 to the Executive in a lump sum within 30 days following Termination of Employment.

2.4 Disability Benefit. If the Executive terminates employment due to Disability prior to Normal Retirement Age, the Company shall pay to the Executive the benefit described in this Section 2.4 in lieu of any other benefit under this Agreement.

2.4.2 Amount of Benefit. The benefit under this Section 2.4 is based on one of the following situations:

(a) If the Company carries a long-term disability insurance policy on the Executive at the time of Disability, the benefit under this Section 2.4 is the annual Disability Installment as defined and set forth on Schedule A for the month ending immediately prior to the date in which Termination of Employment occurs, determined by vesting the Executive in the Normal Retirement Benefit described in Section 2.1.1.

(b) If the Company does not carry a long-term disability insurance policy on the Executive at the time of Disability, the benefit under this Section 2.4 is the annual Alternative Disability Installment set forth on Schedule A for the month ending immediately prior to the date in which Termination of Employment occurs, determined by vesting the Executive in one hundred percent (100%) of the Accrual Balance as defined in Schedule A.

An increase in the annual benefit under Section 2.1.1 prior to Normal Retirement Age would require the recalculation of this Disability or alternative Disability benefit on Schedule A.

2.4.3 Payment of Benefit. The Company shall pay the annual benefit determined under this Section 2.4 to the Executive in 12 equal monthly installments commencing with the month following the Termination of Employment, paying the annual benefit to the Executive until the Executive attains age 80.

2.4.4 Benefit Increases. Benefit payments will be increased as provided in Section 2.1.3.

2.5 Change of Control Benefit. Upon a Change of Control, the Company shall pay to the Executive the benefit described in this Section 2.5 in lieu of any other benefit under this Agreement.

2.5.1 Amount of Benefit. The benefit under this Section 2.5 is the annual Change of Control Installment as defined and set forth on Schedule A for the month ending immediately prior to the date in which Termination of Employment occurs, determined by vesting the Executive in the Normal Retirement Benefit set forth in Section 2.1.1 as if the Normal Retirement Age had been reached as of the date of the Change of Control. An increase in the annual benefit under Section 2.1.1 prior to Normal Retirement Age would require the recalculation of this Change of Control benefit on Schedule A.

2.5.2 Payment of Benefit. The Company shall pay the annual benefit determined under this Section 2.5 to the Executive in 12 equal monthly installments commencing with the month following Termination of Employment, paying the annual benefit to the Executive until the Executive attains age 80. However, the Executive may choose to receive the present value of the stream of payments of the Normal Retirement Benefit (as such payments would be increased as provided in Section 2.5.3 were the lump sum election not made), using an eight percent (8%) discount rate, payable in a lump sum by electing this option on the Election for Lump Sum Change of Control Payment attached hereto as Addendum B.

2.5.3 Benefit Increases. Benefit payments will be increased as provided in Section 2.1.3.

2.5.4 Internal Revenue Service Section 280G Gross Up. If, as a result of a Change of Control, the Executive becomes entitled to acceleration of benefits under this Agreement or under any other benefit, compensation or incentive plan or arrangement with the Company (collectively, the "Total Benefits"), and if any part of the Total Benefits is subject to the Excise Tax under Section 280G and Section 4999 of the Internal Revenue Code (the "Excise Tax"), the Company shall pay to the Executive the following additional amounts, consisting of (a) a payment equal to the Excise Tax payable by the Executive on the Total Benefits under Section 4999 of the Internal Revenue Code (the "Excise Tax Payment"), and (b) a payment equal to the amount necessary to provide the Excise Tax payment net of all income, payroll and excise taxes. Payment of the additional amounts described in clauses (a) and (b) shall be made in addition to the amount set forth in Section 4.4.1 above.

Article 3

Death Benefits

3.1 Death During Active Service. If the Executive dies while in the active service of the Company, the Company shall pay to the Executive's beneficiary the benefit described in the Split Dollar Agreement attached as Addendum A between the Company and the Executive in lieu of any other benefit under this Agreement.

3.2 Death During Payment of a Lifetime Benefit. If the Executive dies after any lifetime benefit payments have commenced under Article 2 of this Agreement but before receiving all such payments, the Company shall cease paying the benefit and, in lieu thereof, the Company shall pay to the Executive's beneficiary the present value of the remaining benefit in a split-dollar arrangement described in the Split Dollar Agreement attached as Addendum A between the Company and the Executive.

3.3 Death After Termination of Employment But Before Payment of a Lifetime Benefit Commences. If the Executive is entitled to a lifetime benefit under Article 2 of this Agreement, but dies prior to the commencement of said benefit payments, the Company shall not pay said benefit, but, in lieu thereof, shall pay to the Executive's beneficiary the present value of said benefit in a split-dollar arrangement described in the Split Dollar Agreement attached as Addendum A between the Company and the Executive.

Article 4

Beneficiaries

4.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing a written designation with the Company. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and received by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's estate.

4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

Article 5

General Limitations

5.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Company terminates the Executive's employment for cause prior to completing 15 Years of Service and prior to a Change of Control if, but only if, such termination shall result solely from (i) the Executive's continued and willful failure or refusal to substantially perform his or her duties in accordance with the terms of the Agreement and shall have been approved by 66.66% of the Board (excluding the Executive); provided, however, that the Executive first shall have received written notice specifying the acts or omissions alleged to constitute such failure or refusal and such failure or refusal continues after the Executive shall have had reasonable opportunity (but in no event less than thirty (30) days) to correct the same; (ii) Executive being subject to a removal proceedings brought by a bank regulatory authority; or (iii) Executive being formally charged with a felony involving embezzlement, theft, or other similar willful property crime against the Company, provided, however, that in the case of clause (ii) next above, if the removal proceeding is unsuccessful, or in the case of clause (iii) next above, if Executive is not convicted of the felony, Executive shall not be treated as having been terminated "for cause" and shall be entitled to prompt payment of all amounts described in Section 2.3. For purposes of this paragraph, no act, or failure to act, on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive's action or omission was in the best interest of the Company.

5.2 Suicide. The Company shall not pay any benefit under this Agreement if the Executive commits suicide within three years after the date of this Agreement.

Article 6

Claims and Review Procedure

6.1 Claims Procedure. An Executive or beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

6.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

6.1.2 Timing of Company Response. The Company shall respond to such claimant within 30 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial;

(b) A reference to the specific provisions of the Agreement on which the denial is based;

(c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;

(d) An explanation of the Agreement's review procedures and the time limits applicable to such procedures; and

(e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

6.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

6.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

6.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

6.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 30 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

6.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial;

(b) A reference to the specific provisions of the Agreement on which the denial is based;

(c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and

(d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 7

Amendments and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive.

Article 8

Miscellaneous

8.1 Binding Effect. This Agreement shall bind the Executive and the Company, and their beneficiaries, survivors, executors, successors, administrators and transferees.

8.2 No Guarantee of Employment. This Agreement is not an employment policy or contract and does not alter in any way the employment relationship between the Executive and the Company. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

  Non-Transferability. The benefits provided under this Agreement may not be alienated, transferred, assigned, pledged or hypothecated by any person, at any time, or to any person whatsoever. Those benefits shall be exempt from the claims of creditors or other claimants of the Executive or beneficiary and from all orders, decrees, levies, garnishment or executions to the fullest extent allowed by law.

  Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

  Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

  Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of California, except to the extent preempted by the laws of the United States of America.

  Unfunded Arrangement. The benefits paid under this Agreement shall be paid from the general funds of the Company, and the Executive and any beneficiary shall be no more than unsecured general creditors of the Company with no special or prior right to any assets of the Company for payment of any obligations hereunder. Any insurance purchased by the Company on the Executive's life is a general asset of the Company to which the Executive and beneficiary have no preferred or secured claim.

  Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

  Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

    Establishing and revising the method of accounting for the Agreement;

    Maintaining a record of benefit payments; and

    Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

IN WITNESS WHEREOF, the Executive and the Company have signed this Agreement.

EXECUTIVE: COMPANY:

EAST-WEST BANK

__________________________________ By ___________________________________

JULIA GOUW

Title _________________________________

BENEFICIARY DESIGNATION

EAST-WEST BANK

SALARY CONTINUATION AGREEMENT

JULIA GOUW

I designate the following as beneficiary of any death benefits under this Agreement:

Primary: _______________________________________________________________________

________________________________________________________________________________

Contingent: _____________________________________________________________________

________________________________________________________________________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature ______________________________

Date __________________________________

Received by the Company this ______ day of _________________, 2002.

By ____________________________________

Title __________________________________

ELECTION FOR LUMP SUM CHANGE OF CONTROL PAYMENT

EAST-WEST BANK

SALARY CONTINUATION AGREEMENT

JULIA GOUW

By signature hereunder, I, JULIA GOUW, hereby elect to receive the Change of Control benefit set forth in Section 2.5.2 of the EAST-WEST BANK SALARY CONTINUATION AGREEMENT (the "Agreement") between me and the Company in a lump sum payable within 30 days following Termination of Employment in the event of a Change of Control.

I further understand that I must make this election simultaneously with executing the Agreement and that I may not subsequently change this election.

Signature ______________________________

Date __________________________________

Received by the Company this ______ day of _________________, 2002.

By ____________________________________

Title __________________________________

EAST-WEST BANK

EXECUTIVE BONUS AGREEMENT

THIS AGREEMENT is adopted this _________ day of October, 2002, by and between EAST-WEST BANK, a state-chartered commercial bank located in San Marino, California (the "Company"), and DOUGLAS P. KRAUSE (the "Executive").

INTRODUCTION

To encourage the Executive to remain an employee of the Company, the Company is willing to provide to the Executive a bonus opportunity. The Company will pay the Executive's bonus from the Company's general assets.

AGREEMENT

The Executive and the Company agree as follows:

Article 1

Definitions

Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

    "Bonus Award" means only the cash bonus award paid to the Executive during a Plan Year pursuant to Article 2 of this Agreement and does not include any salary.

    "Change of Control" "Change in Control" shall mean the first to occur of the following events:

    (i) any date upon which the directors of East West Bancorp, Inc. ("EWBC") who were last nominated by the Board of Directors (the "Board") for election as directors cease to constitute a majority of the directors of EWBC;

    (ii) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of EWBC representing 25% or more of the voting power of EWBC (as a "25% Stockholder"); provided, however, that the terms "person" and "entity," as used in this clause shall not include (1) EWBC or any of its subsidiaries, (2) any employee benefit plan of EWBC or any of its subsidiaries, (3) any entity holding voting securities of EWBC for or pursuant to the terms of any such plan, (4) any person or entity if the transaction that resulted in such person or entity becoming a 25% Stockholder was approved in advance by the Board or (5) any person or entity who is a 25% Stockholder on the date of adoption of the Plan by the Board; or

    (iii) a reorganization, merger or consolidation of EWBC (other than a reorganization, merger or consolidation the sole purpose of which is to change EWBC's domicile solely within the United States) the consummation of which results in EWBC's outstanding securities of any class being exchanged for or converted into cash, property or a different kind of securities; provided, however, that a Change in Control shall not be deemed to occur if, as a result of such reorganization, merger or consolidation of EWBC, the beneficial ownership of EWBC is unchanged from what it was immediately prior to such reorganization, merger or consolidation.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group disability insurance policy covering the Executive, or by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

    "Early Termination" means the Termination of Employment before Normal Retirement Age for reasons other than death, Disability, Termination for Cause or following a Change of Control.

    "Normal Retirement Age" means the Executive completing twenty (20) Years of Employment, which shall be November 21, 2016, and at which time the Executive will have attained approximately age 60 years.

    "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Employment.

    "Plan Year" means the calendar year.

    "Split Dollar Agreement" means that Split Dollar Agreement entered into between the Company and the Executive of even date herewith.

    "Termination of Employment" means that the Executive ceases to be employed by the Company for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company.

1.11 "Termination for Cause" means the Company terminating the Executive's employment for cause prior to the Executive completing 15 Years of Employment if, but only if, such termination shall result solely from (i) the Executive's continued and willful failure or refusal to substantially perform his or her duties in accordance with the terms of the Agreement and shall have been approved by 66.66% of the Board (excluding the Executive); provided, however, that Executive first shall have received written notice specifying the acts or omissions alleged to constitute such failure or refusal and such failure or refusal continues after the Executive shall have had reasonable opportunity (but in no event less than thirty (30) days) to correct the same; (ii) Executive being subject to a removal proceedings brought by a bank regulatory authority; or (iii) Executive being formally charged with a felony involving embezzlement, theft, or other similar willful property crime against the Company, provided, however, that in the case of clause (ii) next above, if the removal proceeding is unsuccessful, or in the case of clause (iii) next above, if Executive is not convicted of the felony, Executive shall not be treated as having been terminated "for cause", but as an Early Termination. For purposes of this paragraph, no act, or failure to act, on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive's action or omission was in the best interest of the Company.

1.12 Years of Employment" means the total number of twelve-month periods during which the Executive has been employed on a full-time basis by the Company or EWBC, inclusive of any leave of absence approved by the Company.

Article 2

Bonus Award

    Bonus Award. The Company shall pay to the Executive a Bonus Award for each Plan Year until the Executive's death. The amount of the Bonus Award shall be equal to the Executive's economic benefit under Section 2.2(a) or (b) of the Split Dollar Agreement, divided by one minus the Company's combined marginal income tax rate set at forty-two percent (42%). The Executive shall have no right to determine or influence such Bonus Award. The Company shall pay the Bonus Award prior to December 31 of each year.

    Payment of Bonus Award. The Company shall continue to pay the Executive the Bonus Award under the following circumstances:

    Upon the Executive attaining Normal Retirement Age;

    Upon the Executive's Disability;

    Upon a Change of Control; or

    Upon an Early Termination after completing 15 Years of Employment.

Article 3

General Limitations

The Company shall not continue to pay any Bonus award under this Agreement under the following circumstances:

    Upon the Executive's Early Termination prior to completing 15 Years of Employment;

    Upon the Executive's death;

    Upon the Executive's Termination for Cause; or

    Upon the termination of this Agreement.

Article 4

Amendment and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive. However, unless otherwise agreed to by the Company and the Executive, this Agreement will automatically terminate upon the termination of the Split Dollar Agreement.

Article 5

Claims and Review Procedure

5.1 Claims Procedure. Any person or entity who has not received benefits under this Agreement that he or she believes should be paid (the "claimant") shall make a claim for such benefits as follows:

5.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

5.1.2 Timing of Company Response. The Company shall respond to such claimant within 30 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

5.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

    The specific reasons for the denial,

    A reference to the specific provisions of this Agreement on which the denial is based,

    A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,

    An explanation of this Agreement's review procedures and the time limits applicable to such procedures, and

    A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

5.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

5.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

5.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

5.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

5.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 30 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

5.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

    The specific reasons for the denial,

    A reference to the specific provisions of this Agreement on which the denial is based,

    A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and

    A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 6

Miscellaneous

6.1 Binding Effect. This Agreement shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees.

6.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

6.3 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of California, except to the extent preempted by the laws of the United States of America.

    Non-Transferability. The Bonus Awards provided under this Agreement may not be alienated, transferred, assigned, pledged or hypothecated by any person, at any time, or to any person whatsoever.

    Unfunded Arrangement. The Bonus Award paid under this Agreement shall be paid from the general funds of the Company, and the Executive and any beneficiary shall be no more than unsecured general creditors of the Company with no special or prior right to any assets of the Company for payment of any obligations hereunder.

6.6 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the Bonus award provided under this Agreement.

6.7 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement.

6.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

6.9 Facility of Payment. If the Executive is declared to be incompetent, or incapable of handling the disposition of his or her property, the Company may pay such benefit to the duly appointed guardian, legal representative or person having the care or custody of the Executive. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit

6.10 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

    Establishing and revising the method of accounting for this Agreement;
    Maintaining a record of Bonus payments; and
    Establishing rules and prescribing any forms necessary or desirable to administer this Agreement.

IN WITNESS WHEREOF, the Executive and the Company consent to this Agreement on the date above written.

EXECUTIVE: COMPANY:

EAST-WEST BANK

____________________________________ By ___________________________________

DOUGLAS P. KRAUSE Title _________________________________

EAST-WEST BANK

SPLIT DOLLAR AGREEMENT

THIS AGREEMENT is adopted this _______ day of October, 2002, by and between EAST-WEST BANK, a state-chartered commercial bank located in San Marino, California (the "Company"), and DOUGLAS P. KRAUSE (the "Executive"). This Agreement shall append the Split Dollar Endorsement entered into on even date herewith or as subsequently amended, by and between the aforementioned parties.

INTRODUCTION

To encourage the Executive to remain an employee of the Company, the Company is willing to divide the death proceeds of a life insurance policy on the Executive's life. The Company will pay life insurance premiums from its general assets.

AGREEMENT

The Company and the Executive agree as follows:

Article 1

General Definitions

The following terms shall have the meanings specified:

  "Insured" means the Executive.

  "Insurer" means each life insurance carrier in which there is a Split Dollar Policy Endorsement attached to this Agreement.

  "Normal Retirement Age" means the Executive completing twenty (20) Years of Employment, which shall be November 21, 2016, and at which time the Executive will have attained approximately age 60 years.

  "Normal Retirement Date" means the later of the Executive's Normal Retirement Age or Termination of Employment.

  "Policy" means the specific life insurance policy issued by the Insurer.

  "Salary Continuation Agreement" means that Salary Continuation Agreement between the Company and the Executive of even date herewith.

  "Termination of Employment" means that the Executive ceases to be employed by the Company for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company.

  "Years of Employment" means the total number of twelve-month periods during which the Executive has been employed on a full-time basis by the Company or its holding company, East-West Bancorp, Inc., inclusive of any leave of absence approved by the Company.

Article 2

Policy Ownership/Interests

  Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. The Company shall be the beneficiary of the remaining death proceeds of the Policy after the Interest of the Executive or the Executive's transferee has been paid according to Section 2.2 below.

  Executive's Interest. The Executive shall have the right to designate the beneficiary of one of the amounts in (a) or (b) below, depending upon timing. In addition, the Executive has the option to receive (c) below:

a) Pre-retirement Death Benefit. Upon the death of the Executive prior to Normal Retirement Age while in the full-time employment of the Company, the split dollar death benefit under this Agreement is $7,740,000 (Seven Million Seven Hundred Forty Thousand Dollars).

b) Post-retirement Death Benefit. Upon the death of the Executive after Termination of Employment and while receiving or having received a benefit under the Salary Continuation Agreement due to Disability or following a Change of Control, Early Involuntary Termination or Early Voluntary Termination after completing 15 Years of Employment (all terms defined in the Salary Continuation Agreement), the split dollar death benefit under this Agreement is the accrued liability on the books of the Company, which amount should equal the present value of the remaining benefit to be paid under the Salary Continuation Agreement; however, said amount shall not be less than $2,000,000 (Two Million Dollars). In the event that a benefit was paid in a lump sum or annual installments were paid in full and no liability remains on the books of the Company, the Executive shall receive the minimum death benefit of $2,000,000 (Two Million Dollars). If the Executive was not eligible for a benefit under the Salary Continuation Agreement, no death benefit is due to the Executive under this section 2.2(b).

c) Optional Post-retirement Death Benefit. Upon the Executive's Normal Retirement Date, the Executive shall have the option to receive an additional amount of post-retirement death benefit not to exceed 2.2(a) minus 2.2(b) above. However, if the Executive chooses to receive this additional benefit, the Company shall impute the economic benefit to the Executive on an annual basis as set forth in Section 3.3 below.

The Executive shall also have the right to elect and change settlement options that may be permitted.

2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Executive or the Executive's transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Company to terminate this Agreement.

2.4 Comparable Coverage. Upon execution of this Agreement, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate or otherwise abrogate the Executive's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement and the Company and the Executive execute a new Split Dollar Policy Endorsement for said comparable insurance policy. The Policy or any comparable policy shall be subject to the claims of the Company's creditors.

Article 3

Premiums

  Premium Payment. The Company shall pay any premiums due on the Policy.

  Economic Benefit. The Company shall determine the economic benefit attributable to the Executive based on the amount of the current term rate for the Executive's age multiplied by the aggregate death benefit payable to the Executive's beneficiary. The "current term rate" shall be calculated based on the Insurers published premium rates available to all standard risks for initial issue one-year term insurance in compliance with Revenue Rulings 66-110 and 67-154 and Notice 2002-8 issued by the Internal Revenue Service.

3.3 Imputed Income. The Company shall impute the economic benefit to the Executive on an annual basis for the benefit set forth in Section 2.2(c) above.

3.4 Reimbursement. At the end of each Plan Year, the Executive shall reimburse the Company in an amount equal to the economic benefit for the benefits set forth in Section 2.2(a) and (b) above, if any.

Article 4

Assignment

The Executive may assign without consideration all of the Executive's interests in the Policy and in this Agreement to any person, entity or trust. In the event the Executive transfers all of the Executive's interest in the Policy, then all of the Executive's interest in the Policy and in the Agreement shall be vested in the Executive's transferee, who shall be substituted as a party hereunder and the Executive shall have no further interest in the Policy or in this Agreement.

Article 5

Insurer

The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.

Article 6

Claims and Review Procedure

6.1 Claims Procedure. Any person or entity who has not received benefits under the Plan that he or she believes should be paid (the "claimant") shall make a claim for such benefits as follows:

6.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

6.1.2 Timing of Company Response. The Company shall respond to such claimant within 30 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

    The specific reasons for the denial,

    A reference to the specific provisions of the Plan on which the denial is based,

    A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,

    An explanation of the Plan's review procedures and the time limits applicable to such procedures, and

    A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

6.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

6.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

6.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

6.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 30 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

6.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

    The specific reasons for the denial,

    A reference to the specific provisions of the Plan on which the denial is based,

    A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and

    A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 7

Amendments and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive. However, unless otherwise agreed to by the Company and the Executive, this Agreement will automatically terminate upon the Executive's Early Voluntary Termination (as defined in the Salary Continuation Agreement) prior to the Executive completing 15 Years of Employment or upon Termination for Cause (as defined in the Salary Continuation Agreement).

Article 8

Miscellaneous

  Binding Effect. This Agreement shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

  No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

  Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of California, except to the extent preempted by the laws of the United States of America.

  Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

  Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

  Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

  Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:
    Establishing and revising the method of accounting for this Agreement;
    Maintaining a record of benefit payments; and
    Establishing rules and prescribing any forms necessary or desirable to administer this Agreement.

8.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

EXECUTIVE: COMPANY:

EAST-WEST BANK

__________________________________ By______________________________________

DOUGLAS P. KRAUSE

Title ____________________________________

SPLIT DOLLAR POLICY ENDORSEMENT (1 of 4)

EAST-WEST BANK SPLIT DOLLAR AGREEMENT

Policy No. 655535 Insured: DOUGLAS P. KRAUSE

Pursuant to the terms of the EAST-WEST BANK SPLIT DOLLAR AGREEMENT dated August _____, 2002, the undersigned Owner requests that the above-referenced policy issued by Clarica Life Insurance Company-US ("Insurer") provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

______________________________________________________________________________________

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

______________________________________________________________________________________

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at ___________________________, California this _____ day of ______________, 2002.

INSURED: OWNER:

EAST-WEST BANK

_____________________________________ By______________________________________

DOUGLAS P. KRAUSE Title _______________________________________

SPLIT DOLLAR POLICY ENDORSEMENT (2 of 4)

EAST-WEST BANK SPLIT DOLLAR AGREEMENT

Policy No. 0048631 Insured: DOUGLAS P. KRAUSE

Pursuant to the terms of the EAST-WEST BANK SPLIT DOLLAR AGREEMENT dated August _____, 2002, the undersigned Owner requests that the above-referenced policy issued by Massachusetts Mutual Life Insurance Company ("Insurer") provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

______________________________________________________________________________________

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

______________________________________________________________________________________

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at ___________________________, California this _____ day of ______________, 2002.

INSURED: OWNER:

EAST-WEST BANK

_____________________________________ By______________________________________

DOUGLAS P. KRAUSE Title _______________________________________

SPLIT DOLLAR POLICY ENDORSEMENT (3 of 4)

EAST-WEST BANK SPLIT DOLLAR AGREEMENT

Policy No. ZUA389376 Insured: DOUGLAS P. KRAUSE

Pursuant to the terms of the EAST-WEST BANK SPLIT DOLLAR AGREEMENT dated August _____, 2002, the undersigned Owner requests that the above-referenced policy issued by West Coast Life Insurance Company ("Insurer") provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

______________________________________________________________________________________

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

______________________________________________________________________________________

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at ___________________________, California this _____ day of ______________, 2002.

INSURED: OWNER:

EAST-WEST BANK

_____________________________________ By______________________________________

DOUGLAS P. KRAUSE Title _______________________________________

SPLIT DOLLAR POLICY ENDORSEMENT (4 of 4)

EAST-WEST BANK SPLIT DOLLAR AGREEMENT

Policy No. JP5249161 Insured: DOUGLAS P. KRAUSE

Pursuant to the terms of the EAST-WEST BANK SPLIT DOLLAR AGREEMENT dated August _____, 2002, the undersigned Owner requests that the above-referenced policy issued by Jefferson Pilot Life Insurance Company ("Insurer") provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

______________________________________________________________________________________

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

______________________________________________________________________________________

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at ___________________________, California this _____ day of ______________, 2002.

INSURED: OWNER:

EAST-WEST BANK

_____________________________________ By______________________________________

DOUGLAS P. KRAUSE Title _______________________________________

EAST-WEST BANK

SALARY CONTINUATION AGREEMENT

THIS AGREEMENT is adopted this ________ day of October, 2002, by and between EAST-WEST BANK, a state-chartered commercial bank located in San Marino, California (the "Company"), and DOUGLAS P. KRAUSE (the "Executive").

INTRODUCTION

To encourage the Executive to remain an employee of the Company, the Company is willing to provide salary continuation benefits to the Executive. The Company will pay the benefits from its general assets.

AGREEMENT

The Company and the Executive agree as follows:

Article 1

Definitions

Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

    "Change in Control" shall mean the first to occur of the following events:

    (i) any date upon which the directors of East West Bancorp, Inc. ("EWBC") who were last nominated by the Board of Directors (the "Board") for election as directors cease to constitute a majority of the directors of EWBC;

    (ii) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of EWBC representing 25% or more of the voting power of EWBC (as a "25% Stockholder"); provided, however, that the terms "person" and "entity," as used in this clause shall not include (1) EWBC or any of its subsidiaries, (2) any employee benefit plan of EWBC or any of its subsidiaries, (3) any entity holding voting securities of EWBC for or pursuant to the terms of any such plan, (4) any person or entity if the transaction that resulted in such person or entity becoming a 25% Stockholder was approved in advance by the Board or (5) any person or entity who is a 25% Stockholder on the date of adoption of the Plan by the Board; or

    (iii) a reorganization, merger or consolidation of EWBC (other than a reorganization, merger or consolidation the sole purpose of which is to change EWBC's domicile solely within the United States) the consummation of which results in EWBC's outstanding securities of any class being exchanged for or converted into cash, property or a different kind of securities; provided, however, that a Change in Control shall not be deemed to occur if, as a result of such reorganization, merger or consolidation of EWBC, the beneficial ownership of EWBC is unchanged from what it was immediately prior to such reorganization, merger or consolidation.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group disability insurance policy covering the Executive, or by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

    "Early Involuntary Termination" means that the Executive, prior to Normal Retirement Age, has been notified in writing, that employment with the Company is terminated for reasons other than an approved leave of absence, Termination for Cause, Disability or Change of Control. Early Involuntary Termination shall also be deemed to have occurred if the Executive terminates his or her employment with "just reason" if such termination shall result, in whole or in part, from any of the following events: (i) the breach by the Company of any material provision of this Agreement or any employment agreement between the Company and the Executive or a reduction in base salary; (ii) receipt by Executive of a notice from the Company that the Company intends to terminate employment under this Agreement without cause; (iii) the failure of a successor or assign of the Company's rights under this Agreement to assume the Company's duties hereunder; (iv) the Company directs Executive to perform any unlawful act; (v) Executive's duties are materially reduced; (vi) a relocation of Executive's principal place of employment by more than 25 miles by automobile from 415 Huntington Drive, San Marino, California; or (vi) liquidation or dissolution of the Company.

    "Early Voluntary Termination" means that the Executive, prior to Normal Retirement Age, has terminated employment with the Company for reasons other than Termination for Cause, Disability, Change of Control or Early Involuntary Termination.

    "Effective Date" means July 1, 2002.

    "Normal Retirement Age" means the Executive completing twenty (20) Years of Employment, which shall be November 21, 2016, and at which time the Executive will have attained approximately age 60 years.

    "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Employment.

    "Normal Retirement Benefit" means the annual benefit specified in Section 2.1.

    "Plan Year" means the fiscal year beginning July 1 and ending June 30 of each calendar year.

    "Termination for Cause" shall be defined as set forth in Article 5.

    "Termination of Employment" means that the Executive ceases to be employed by the Company for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company.

    Years of Employment" means the total number of twelve-month periods during which the Executive has been employed on a full-time basis by the Company or EWBC, inclusive of any leave of absence approved by the Company.

Article 2

Lifetime Benefits

2.1 Normal Retirement Benefit. Upon Termination of Employment on or after the Normal Retirement Age for reasons other than death, the Company shall pay to the Executive the benefit described in this Section 2.1 in lieu of any other benefit under this Agreement.

    Amount of Benefit. The annual benefit under this Section 2.1 is $185,564 (One Hundred Eighty-Five Thousand Five Hundred Sixty-Four Dollars). However, if the Executive remains in the full-time employment of the Company beyond Normal Retirement Age, this Normal Retirement Benefit shall increase eight percent (8%) per year until the earlier of the Executive's: a) Termination of Employment; or b) attainment of 25 Years of Employment. The Company's Board of Directors, in its sole discretion, may increase the annual benefit under this Section 2.1.1 prior to Normal Retirement Age; however, an increase shall require the recalculation of Schedule A.

    Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments commencing with the month following the Executive's Normal Retirement Date, paying the annual benefit to the Executive until the Executive attains age 80.

    Benefit Increases. Commencing on the first anniversary of the first benefit payment, and continuing on each subsequent anniversary, the Company will increase the benefit by three percent (3%).

2.2 Early Voluntary Termination Benefit. Upon an Early Voluntary Termination prior to the Normal Retirement Age, the Company shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Agreement.

    Amount of Benefit. The benefit under this Section 2.2 is the annual Early Voluntary Termination Installment as defined and set forth on Schedule A for the month ending immediately prior to the Termination of Employment, determined by zero vesting until the Executive completes 15 Years of Employment and then vesting the Executive in one hundred percent (100%) of the Accrual Balance as defined and set forth on Schedule A. This benefit set forth on Schedule A is determined by calculating a stream of payments that will increase pursuant to Section 2.2.3 and is based on the Accrual Balance, the initial payment sized with the intent to exhaust the Accrual Balance upon the Executive's age 80, assuming interest is credited on the unpaid balance at an annual rate of eight percent (8%), compounded monthly. An increase in the annual benefit under Section 2.1.1 prior to Normal Retirement Age shall require the recalculation of this benefit on Schedule A.

    Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments commencing with the month following the Normal Retirement Age, paying the annual benefit to the Executive until the Executive attains age 80.

2.2.3 Benefit Increases. Benefit payments will be increased as provided in Section 2.1.3.

2.3 Early Involuntary Termination Benefit. Upon an Early Involuntary Termination prior to the Normal Retirement Age, the Company shall pay to the Executive the benefit described in this Section 2.3 in lieu of any other benefit under this Agreement.

2.3.1 Amount of Benefit. The benefit under this Section 2.3 is the Early Involuntary Termination Lump Sum as defined and set forth on Schedule A for the month ending immediately prior to the date in which Termination of Employment occurs, determined by vesting the Executive in one hundred percent (100%) of said Accrual Balance as defined and set forth on Schedule A. An increase in the annual benefit under Section 2.1.1 would require the recalculation of this benefit on Schedule A.

2.3.2 The Company shall pay the benefit under this Section 2.3 to the Executive in a lump sum within 30 days following Termination of Employment.

2.4 Disability Benefit. If the Executive terminates employment due to Disability prior to Normal Retirement Age, the Company shall pay to the Executive the benefit described in this Section 2.4 in lieu of any other benefit under this Agreement.

2.4.2 Amount of Benefit. The benefit under this Section 2.4 is based on one of the following situations:

(a) If the Company carries a long-term disability insurance policy on the Executive at the time of Disability, the benefit under this Section 2.4 is the annual Disability Installment as defined and set forth on Schedule A for the month ending immediately prior to the date in which Termination of Employment occurs, determined by vesting the Executive in the Normal Retirement Benefit described in Section 2.1.1.

(b) If the Company does not carry a long-term disability insurance policy on the Executive at the time of Disability, the benefit under this Section 2.4 is the annual Alternative Disability Installment set forth on Schedule A for the month ending immediately prior to the date in which Termination of Employment occurs, determined by vesting the Executive in one hundred percent (100%) of the Accrual Balance as defined in Schedule A.

An increase in the annual benefit under Section 2.1.1 prior to Normal Retirement Age would require the recalculation of this Disability or alternative Disability benefit on Schedule A.

2.4.3 Payment of Benefit. The Company shall pay the annual benefit determined under this Section 2.4 to the Executive in 12 equal monthly installments commencing with the month following the Termination of Employment, paying the annual benefit to the Executive until the Executive attains age 80.

2.4.4 Benefit Increases. Benefit payments will be increased as provided in Section 2.1.3.

2.5 Change of Control Benefit. Upon a Change of Control, the Company shall pay to the Executive the benefit described in this Section 2.5 in lieu of any other benefit under this Agreement.

2.5.1 Amount of Benefit. The benefit under this Section 2.5 is the annual Change of Control Installment as defined and set forth on Schedule A for the month ending immediately prior to the date in which Termination of Employment occurs, determined by vesting the Executive in the Normal Retirement Benefit set forth in Section 2.1.1 as if the Normal Retirement Age had been reached as of the date of the Change of Control. An increase in the annual benefit under Section 2.1.1 prior to Normal Retirement Age would require the recalculation of this Change of Control benefit on Schedule A.

2.5.2 Payment of Benefit. The Company shall pay the annual benefit determined under this Section 2.5 to the Executive in 12 equal monthly installments commencing with the month following Termination of Employment, paying the annual benefit to the Executive until the Executive attains age 80. However, the Executive may choose to receive the present value of the stream of payments of the Normal Retirement Benefit (as such payments would be increased as provided in Section 2.5.3 were the lump sum election not made), using an eight percent (8%) discount rate, payable in a lump sum by electing this option on the Election for Lump Sum Change of Control Payment attached hereto as Addendum B.

2.5.3 Benefit Increases. Benefit payments will be increased as provided in Section 2.1.3.

2.5.4 Internal Revenue Service Section 280G Gross Up. If, as a result of a Change of Control, the Executive becomes entitled to acceleration of benefits under this Agreement or under any other benefit, compensation or incentive plan or arrangement with the Company (collectively, the "Total Benefits"), and if any part of the Total Benefits is subject to the Excise Tax under Section 280G and Section 4999 of the Internal Revenue Code (the "Excise Tax"), the Company shall pay to the Executive the following additional amounts, consisting of (a) a payment equal to the Excise Tax payable by the Executive on the Total Benefits under Section 4999 of the Internal Revenue Code (the "Excise Tax Payment"), and (b) a payment equal to the amount necessary to provide the Excise Tax payment net of all income, payroll and excise taxes. Payment of the additional amounts described in clauses (a) and (b) shall be made in addition to the amount set forth in Section 4.4.1 above.

Article 3

Death Benefits

3.1 Death During Active Service. If the Executive dies while in the active service of the Company, the Company shall pay to the Executive's beneficiary the benefit described in the Split Dollar Agreement attached as Addendum A between the Company and the Executive in lieu of any other benefit under this Agreement.

3.2 Death During Payment of a Lifetime Benefit. If the Executive dies after any lifetime benefit payments have commenced under Article 2 of this Agreement but before receiving all such payments, the Company shall cease paying the benefit and, in lieu thereof, the Company shall pay to the Executive's beneficiary the present value of the remaining benefit in a split-dollar arrangement described in the Split Dollar Agreement attached as Addendum A between the Company and the Executive.

3.3 Death After Termination of Employment But Before Payment of a Lifetime Benefit Commences. If the Executive is entitled to a lifetime benefit under Article 2 of this Agreement, but dies prior to the commencement of said benefit payments, the Company shall not pay said benefit, but, in lieu thereof, shall pay to the Executive's beneficiary the present value of said benefit in a split-dollar arrangement described in the Split Dollar Agreement attached as Addendum A between the Company and the Executive.

Article 4

Beneficiaries

4.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing a written designation with the Company. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and received by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's estate.

4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

Article 5

General Limitations

5.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Company terminates the Executive's employment for cause prior to completing 15 Years of Service and prior to a Change of Control if, but only if, such termination shall result solely from (i) the Executive's continued and willful failure or refusal to substantially perform his or her duties in accordance with the terms of the Agreement and shall have been approved by 66.66% of the Board (excluding the Executive); provided, however, that the Executive first shall have received written notice specifying the acts or omissions alleged to constitute such failure or refusal and such failure or refusal continues after the Executive shall have had reasonable opportunity (but in no event less than thirty (30) days) to correct the same; (ii) Executive being subject to a removal proceedings brought by a bank regulatory authority; or (iii) Executive being formally charged with a felony involving embezzlement, theft, or other similar willful property crime against the Company, provided, however, that in the case of clause (ii) next above, if the removal proceeding is unsuccessful, or in the case of clause (iii) next above, if Executive is not convicted of the felony, Executive shall not be treated as having been terminated "for cause" and shall be entitled to prompt payment of all amounts described in Section 2.3. For purposes of this paragraph, no act, or failure to act, on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive's action or omission was in the best interest of the Company.

5.2 Suicide. The Company shall not pay any benefit under this Agreement if the Executive commits suicide within three years after the date of this Agreement.

Article 6

Claims and Review Procedure

6.1 Claims Procedure. An Executive or beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

6.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

6.1.2 Timing of Company Response. The Company shall respond to such claimant within 30 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial;

(b) A reference to the specific provisions of the Agreement on which the denial is based;

(c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;

(d) An explanation of the Agreement's review procedures and the time limits applicable to such procedures; and

(e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

6.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

6.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

6.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

6.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 30 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

6.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial;

(b) A reference to the specific provisions of the Agreement on which the denial is based;

(c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and

(d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 7

Amendments and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive.

Article 8

Miscellaneous

8.1 Binding Effect. This Agreement shall bind the Executive and the Company, and their beneficiaries, survivors, executors, successors, administrators and transferees.

8.2 No Guarantee of Employment. This Agreement is not an employment policy or contract and does not alter in any way the employment relationship between the Executive and the Company. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

  Non-Transferability. The benefits provided under this Agreement may not be alienated, transferred, assigned, pledged or hypothecated by any person, at any time, or to any person whatsoever. Those benefits shall be exempt from the claims of creditors or other claimants of the Executive or beneficiary and from all orders, decrees, levies, garnishment or executions to the fullest extent allowed by law.

  Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

  Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

  Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of California, except to the extent preempted by the laws of the United States of America.

  Unfunded Arrangement. The benefits paid under this Agreement shall be paid from the general funds of the Company, and the Executive and any beneficiary shall be no more than unsecured general creditors of the Company with no special or prior right to any assets of the Company for payment of any obligations hereunder. Any insurance purchased by the Company on the Executive's life is a general asset of the Company to which the Executive and beneficiary have no preferred or secured claim.

  Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

  Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

    Establishing and revising the method of accounting for the Agreement;

    Maintaining a record of benefit payments; and

    Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

IN WITNESS WHEREOF, the Executive and the Company have signed this Agreement.

EXECUTIVE: COMPANY:

EAST-WEST BANK

__________________________________ By ___________________________________

DOUGLAS P. KRAUSE

Title _________________________________

BENEFICIARY DESIGNATION

EAST-WEST BANK

SALARY CONTINUATION AGREEMENT

DOUGLAS P. KRAUSE

I designate the following as beneficiary of any death benefits under this Agreement:

Primary: _______________________________________________________________________

________________________________________________________________________________

Contingent: _____________________________________________________________________

________________________________________________________________________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature ______________________________

Date __________________________________

Received by the Company this ______ day of _________________, 2002.

By ____________________________________

Title __________________________________

ELECTION FOR LUMP SUM CHANGE OF CONTROL PAYMENT

EAST-WEST BANK

SALARY CONTINUATION AGREEMENT

DOUGLAS P. KRAUSE

By signature hereunder, I, DOUGLAS P. KRAUSE, hereby elect to receive the Change of Control benefit set forth in Section 2.5.2 of the EAST-WEST BANK SALARY CONTINUATION AGREEMENT (the "Agreement") between me and the Company in a lump sum payable within 30 days following Termination of Employment in the event of a Change of Control.

I further understand that I must make this election simultaneously with executing the Agreement and that I may not subsequently change this election.

Signature ______________________________

Date __________________________________

Received by the Company this ______ day of _________________, 2002.

By ____________________________________

Title __________________________________

EAST-WEST BANK

EXECUTIVE BONUS AGREEMENT

THIS AGREEMENT is adopted this _________ day of October, 2002, by and between EAST-WEST BANK, a state-chartered commercial bank located in San Marino, California (the "Company"), and DONALD CHOW (the "Executive").

INTRODUCTION

To encourage the Executive to remain an employee of the Company, the Company is willing to provide to the Executive a bonus opportunity. The Company will pay the Executive's bonus from the Company's general assets.

AGREEMENT

The Executive and the Company agree as follows:

Article 1

Definitions

Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

    "Bonus Award" means only the cash bonus award paid to the Executive during a Plan Year pursuant to Article 2 of this Agreement and does not include any salary.

    "Change of Control" "Change in Control" shall mean the first to occur of the following events:

    (i) any date upon which the directors of East West Bancorp, Inc. ("EWBC") who were last nominated by the Board of Directors (the "Board") for election as directors cease to constitute a majority of the directors of EWBC;

    (ii) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of EWBC representing 25% or more of the voting power of EWBC (as a "25% Stockholder"); provided, however, that the terms "person" and "entity," as used in this clause shall not include (1) EWBC or any of its subsidiaries, (2) any employee benefit plan of EWBC or any of its subsidiaries, (3) any entity holding voting securities of EWBC for or pursuant to the terms of any such plan, (4) any person or entity if the transaction that resulted in such person or entity becoming a 25% Stockholder was approved in advance by the Board or (5) any person or entity who is a 25% Stockholder on the date of adoption of the Plan by the Board; or

    (iii) a reorganization, merger or consolidation of EWBC (other than a reorganization, merger or consolidation the sole purpose of which is to change EWBC's domicile solely within the United States) the consummation of which results in EWBC's outstanding securities of any class being exchanged for or converted into cash, property or a different kind of securities; provided, however, that a Change in Control shall not be deemed to occur if, as a result of such reorganization, merger or consolidation of EWBC, the beneficial ownership of EWBC is unchanged from what it was immediately prior to such reorganization, merger or consolidation.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group disability insurance policy covering the Executive, or by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

    "Early Termination" means the Termination of Employment before Normal Retirement Age for reasons other than death, Disability, Termination for Cause or following a Change of Control.

    "Normal Retirement Age" means the Executive completing twenty (20) Years of Employment, which shall be April 20, 2013, and at which time the Executive will have attained approximately age 62 years and 6 months.

    "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Employment.

    "Plan Year" means the calendar year.

    "Split Dollar Agreement" means that Split Dollar Agreement entered into between the Company and the Executive of even date herewith.

    "Termination of Employment" means that the Executive ceases to be employed by the Company for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company.

1.11 "Termination for Cause" means the Company terminating the Executive's employment for cause prior to the Executive completing 15 Years of Employment if, but only if, such termination shall result solely from (i) the Executive's continued and willful failure or refusal to substantially perform his or her duties in accordance with the terms of the Agreement and shall have been approved by 66.66% of the Board (excluding the Executive); provided, however, that Executive first shall have received written notice specifying the acts or omissions alleged to constitute such failure or refusal and such failure or refusal continues after the Executive shall have had reasonable opportunity (but in no event less than thirty (30) days) to correct the same; (ii) Executive being subject to a removal proceedings brought by a bank regulatory authority; or (iii) Executive being formally charged with a felony involving embezzlement, theft, or other similar willful property crime against the Company, provided, however, that in the case of clause (ii) next above, if the removal proceeding is unsuccessful, or in the case of clause (iii) next above, if Executive is not convicted of the felony, Executive shall not be treated as having been terminated "for cause", but as an Early Termination. For purposes of this paragraph, no act, or failure to act, on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive's action or omission was in the best interest of the Company.

1.12 Years of Employment" means the total number of twelve-month periods during which the Executive has been employed on a full-time basis by the Company or EWBC, inclusive of any leave of absence approved by the Company.

Article 2

Bonus Award

    Bonus Award. The Company shall pay to the Executive a Bonus Award for each Plan Year until the Executive's death. The amount of the Bonus Award shall be equal to the Executive's economic benefit under Section 2.2(a) or (b) of the Split Dollar Agreement, divided by one minus the Company's combined marginal income tax rate set at forty-two percent (42%). The Executive shall have no right to determine or influence such Bonus Award. The Company shall pay the Bonus Award prior to December 31 of each year.

    Payment of Bonus Award. The Company shall continue to pay the Executive the Bonus Award under the following circumstances:

    Upon the Executive attaining Normal Retirement Age;

    Upon the Executive's Disability;

    Upon a Change of Control; or

    Upon an Early Termination after completing 15 Years of Employment.

Article 3

General Limitations

The Company shall not continue to pay any Bonus award under this Agreement under the following circumstances:

    Upon the Executive's Early Termination prior to completing 15 Years of Employment;

    Upon the Executive's death;

    Upon the Executive's Termination for Cause; or

    Upon the termination of this Agreement.

Article 4

Amendment and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive. However, unless otherwise agreed to by the Company and the Executive, this Agreement will automatically terminate upon the termination of the Split Dollar Agreement.

Article 5

Claims and Review Procedure

5.1 Claims Procedure. Any person or entity who has not received benefits under this Agreement that he or she believes should be paid (the "claimant") shall make a claim for such benefits as follows:

5.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

5.1.2 Timing of Company Response. The Company shall respond to such claimant within 30 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

5.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

    The specific reasons for the denial,

    A reference to the specific provisions of this Agreement on which the denial is based,

    A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,

    An explanation of this Agreement's review procedures and the time limits applicable to such procedures, and

    A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

5.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

5.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

5.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

5.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

5.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 30 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

5.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

    The specific reasons for the denial,

    A reference to the specific provisions of this Agreement on which the denial is based,

    A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and

    A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 6

Miscellaneous

6.1 Binding Effect. This Agreement shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees.

6.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

6.3 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of California, except to the extent preempted by the laws of the United States of America.

    Non-Transferability. The Bonus Awards provided under this Agreement may not be alienated, transferred, assigned, pledged or hypothecated by any person, at any time, or to any person whatsoever.

    Unfunded Arrangement. The Bonus Award paid under this Agreement shall be paid from the general funds of the Company, and the Executive and any beneficiary shall be no more than unsecured general creditors of the Company with no special or prior right to any assets of the Company for payment of any obligations hereunder.

6.6 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the Bonus award provided under this Agreement.

6.7 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement.

6.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

6.9 Facility of Payment. If the Executive is declared to be incompetent, or incapable of handling the disposition of his or her property, the Company may pay such benefit to the duly appointed guardian, legal representative or person having the care or custody of the Executive. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit

6.10 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

    Establishing and revising the method of accounting for this Agreement;
    Maintaining a record of Bonus payments; and
    Establishing rules and prescribing any forms necessary or desirable to administer this Agreement.

IN WITNESS WHEREOF, the Executive and the Company consent to this Agreement on the date above written.

EXECUTIVE: COMPANY:

EAST-WEST BANK

____________________________________ By ___________________________________

DONALD CHOW Title _________________________________

EAST-WEST BANK

SPLIT DOLLAR AGREEMENT

THIS AGREEMENT is adopted this _______ day of October, 2002, by and between EAST-WEST BANK, a state-chartered commercial bank located in San Marino, California (the "Company"), and DONALD CHOW (the "Executive"). This Agreement shall append the Split Dollar Endorsement entered into on even date herewith or as subsequently amended, by and between the aforementioned parties.

INTRODUCTION

To encourage the Executive to remain an employee of the Company, the Company is willing to divide the death proceeds of a life insurance policy on the Executive's life. The Company will pay life insurance premiums from its general assets.

AGREEMENT

The Company and the Executive agree as follows:

Article 1

General Definitions

The following terms shall have the meanings specified:

  "Insured" means the Executive.

  "Insurer" means each life insurance carrier in which there is a Split Dollar Policy Endorsement attached to this Agreement.

  "Normal Retirement Age" means the Executive completing twenty (20) Years of Employment, which shall be April 20, 2013, and at which time the Executive will have attained approximately age 62 years and 6 months.

  "Normal Retirement Date" means the later of the Executive's Normal Retirement Age or Termination of Employment.

  "Policy" means the specific life insurance policy issued by the Insurer.

  "Salary Continuation Agreement" means that Salary Continuation Agreement between the Company and the Executive of even date herewith.

  "Termination of Employment" means that the Executive ceases to be employed by the Company for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company.

  "Years of Employment" means the total number of twelve-month periods during which the Executive has been employed on a full-time basis by the Company or its holding company, East-West Bancorp, Inc., inclusive of any leave of absence approved by the Company.

Article 2

Policy Ownership/Interests

  Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. The Company shall be the beneficiary of the remaining death proceeds of the Policy after the Interest of the Executive or the Executive's transferee has been paid according to Section 2.2 below.

  Executive's Interest. The Executive shall have the right to designate the beneficiary of one of the amounts in (a) or (b) below, depending upon timing. In addition, the Executive has the option to receive (c) below:

a) Pre-retirement Death Benefit. Upon the death of the Executive prior to Normal Retirement Age while in the full-time employment of the Company, the split dollar death benefit under this Agreement is $4,900,000 (Four Million Nine Hundred Thousand Dollars).

b) Post-retirement Death Benefit. Upon the death of the Executive after Termination of Employment and while receiving or having received a benefit under the Salary Continuation Agreement due to Disability or following a Change of Control, Early Involuntary Termination or Early Voluntary Termination after completing 15 Years of Employment (all terms defined in the Salary Continuation Agreement), the split dollar death benefit under this Agreement is the accrued liability on the books of the Company, which amount should equal the present value of the remaining benefit to be paid under the Salary Continuation Agreement; however, said amount shall not be less than $1,500,000 (One Million Five Hundred Thousand Dollars). In the event that a benefit was paid in a lump sum or annual installments were paid in full and no liability remains on the books of the Company, the Executive shall receive the minimum death benefit of $1,500,000 (One Million Five Hundred Thousand Dollars). If the Executive was not eligible for a benefit under the Salary Continuation Agreement, no death benefit is due to the Executive under this section 2.2(b).

c) Optional Post-retirement Death Benefit. Upon the Executive's Normal Retirement Date, the Executive shall have the option to receive an additional amount of post-retirement death benefit not to exceed 2.2(a) minus 2.2(b) above. However, if the Executive chooses to receive this additional benefit, the Company shall impute the economic benefit to the Executive on an annual basis as set forth in Section 3.3 below.

The Executive shall also have the right to elect and change settlement options that may be permitted.

2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Executive or the Executive's transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Company to terminate this Agreement.

2.4 Comparable Coverage. Upon execution of this Agreement, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate or otherwise abrogate the Executive's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement and the Company and the Executive execute a new Split Dollar Policy Endorsement for said comparable insurance policy. The Policy or any comparable policy shall be subject to the claims of the Company's creditors.

Article 3

Premiums

  Premium Payment. The Company shall pay any premiums due on the Policy.

  Economic Benefit. The Company shall determine the economic benefit attributable to the Executive based on the amount of the current term rate for the Executive's age multiplied by the aggregate death benefit payable to the Executive's beneficiary. The "current term rate" shall be calculated based on the Insurers published premium rates available to all standard risks for initial issue one-year term insurance in compliance with Revenue Rulings 66-110 and 67-154 and Notice 2002-8 issued by the Internal Revenue Service.

3.3 Imputed Income. The Company shall impute the economic benefit to the Executive on an annual basis for the benefit set forth in Section 2.2(c) above.

3.4 Reimbursement. At the end of each Plan Year, the Executive shall reimburse the Company in an amount equal to the economic benefit for the benefits set forth in Section 2.2(a) and (b) above, if any.

Article 4

Assignment

The Executive may assign without consideration all of the Executive's interests in the Policy and in this Agreement to any person, entity or trust. In the event the Executive transfers all of the Executive's interest in the Policy, then all of the Executive's interest in the Policy and in the Agreement shall be vested in the Executive's transferee, who shall be substituted as a party hereunder and the Executive shall have no further interest in the Policy or in this Agreement.

Article 5

Insurer

The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.

Article 6

Claims and Review Procedure

6.1 Claims Procedure. Any person or entity who has not received benefits under the Plan that he or she believes should be paid (the "claimant") shall make a claim for such benefits as follows:

6.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

6.1.2 Timing of Company Response. The Company shall respond to such claimant within 30 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

    The specific reasons for the denial,

    A reference to the specific provisions of the Plan on which the denial is based,

    A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,

    An explanation of the Plan's review procedures and the time limits applicable to such procedures, and

    A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

6.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

6.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

6.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

6.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 30 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

6.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

    The specific reasons for the denial,

    A reference to the specific provisions of the Plan on which the denial is based,

    A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and

    A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 7

Amendments and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive. However, unless otherwise agreed to by the Company and the Executive, this Agreement will automatically terminate upon the Executive's Early Voluntary Termination (as defined in the Salary Continuation Agreement) prior to the Executive completing 15 Years of Employment or upon Termination for Cause (as defined in the Salary Continuation Agreement).

Article 8

Miscellaneous

  Binding Effect. This Agreement shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

  No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

  Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of California, except to the extent preempted by the laws of the United States of America.

  Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

  Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

  Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

  Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:
    Establishing and revising the method of accounting for this Agreement;
    Maintaining a record of benefit payments; and
    Establishing rules and prescribing any forms necessary or desirable to administer this Agreement.

8.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

EXECUTIVE: COMPANY:

EAST-WEST BANK

__________________________________ By______________________________________

Donald Chow

Title ____________________________________

SPLIT DOLLAR POLICY ENDORSEMENT (1 of 3)

EAST-WEST BANK SPLIT DOLLAR AGREEMENT

Policy No. 655516 Insured: Donald Chow

Pursuant to the terms of the EAST-WEST BANK SPLIT DOLLAR AGREEMENT dated August _____, 2002, the undersigned Owner requests that the above-referenced policy issued by Clarica Life Insurance Company-US ("Insurer") provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

______________________________________________________________________________________

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

______________________________________________________________________________________

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at ___________________________, California this _____ day of ______________, 2002.

INSURED: OWNER:

EAST-WEST BANK

_____________________________________ By______________________________________

Donald Chow Title _______________________________________

SPLIT DOLLAR POLICY ENDORSEMENT (2 of 3)

EAST-WEST BANK SPLIT DOLLAR AGREEMENT

Policy No. 0048629 Insured: Donald Chow

Pursuant to the terms of the EAST-WEST BANK SPLIT DOLLAR AGREEMENT dated August _____, 2002, the undersigned Owner requests that the above-referenced policy issued by Massachusetts Mutual Life Insurance Company ("Insurer") provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

______________________________________________________________________________________

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

______________________________________________________________________________________

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at ___________________________, California this _____ day of ______________, 2002.

INSURED: OWNER:

EAST-WEST BANK

_____________________________________ By______________________________________

Donald Chow Title _______________________________________

SPLIT DOLLAR POLICY ENDORSEMENT (3 of 3)

EAST-WEST BANK SPLIT DOLLAR AGREEMENT

Policy No. ZUA389375 Insured: Donald Chow

Pursuant to the terms of the EAST-WEST BANK SPLIT DOLLAR AGREEMENT dated August _____, 2002, the undersigned Owner requests that the above-referenced policy issued by West Coast Life Insurance Company ("Insurer") provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

______________________________________________________________________________________

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

______________________________________________________________________________________

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at ___________________________, California this _____ day of ______________, 2002.

INSURED: OWNER:

EAST-WEST BANK

_____________________________________ By______________________________________

Donald Chow Title _______________________________________

EAST-WEST BANK

SALARY CONTINUATION AGREEMENT

THIS AGREEMENT is adopted this ________ day of October, 2002, by and between EAST-WEST BANK, a state-chartered commercial bank located in San Marino, California (the "Company"), and DONALD CHOW (the "Executive").

INTRODUCTION

To encourage the Executive to remain an employee of the Company, the Company is willing to provide salary continuation benefits to the Executive. The Company will pay the benefits from its general assets.

AGREEMENT

The Company and the Executive agree as follows:

Article 1

Definitions

Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

    "Change in Control" shall mean the first to occur of the following events:

    (i) any date upon which the directors of East West Bancorp, Inc. ("EWBC") who were last nominated by the Board of Directors (the "Board") for election as directors cease to constitute a majority of the directors of EWBC;

    (ii) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of EWBC representing 25% or more of the voting power of EWBC (as a "25% Stockholder"); provided, however, that the terms "person" and "entity," as used in this clause shall not include (1) EWBC or any of its subsidiaries, (2) any employee benefit plan of EWBC or any of its subsidiaries, (3) any entity holding voting securities of EWBC for or pursuant to the terms of any such plan, (4) any person or entity if the transaction that resulted in such person or entity becoming a 25% Stockholder was approved in advance by the Board or (5) any person or entity who is a 25% Stockholder on the date of adoption of the Plan by the Board; or

    (iii) a reorganization, merger or consolidation of EWBC (other than a reorganization, merger or consolidation the sole purpose of which is to change EWBC's domicile solely within the United States) the consummation of which results in EWBC's outstanding securities of any class being exchanged for or converted into cash, property or a different kind of securities; provided, however, that a Change in Control shall not be deemed to occur if, as a result of such reorganization, merger or consolidation of EWBC, the beneficial ownership of EWBC is unchanged from what it was immediately prior to such reorganization, merger or consolidation.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group disability insurance policy covering the Executive, or by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

    "Early Involuntary Termination" means that the Executive, prior to Normal Retirement Age, has been notified in writing, that employment with the Company is terminated for reasons other than an approved leave of absence, Termination for Cause, Disability or Change of Control. Early Involuntary Termination shall also be deemed to have occurred if the Executive terminates his or her employment with "just reason" if such termination shall result, in whole or in part, from any of the following events: (i) the breach by the Company of any material provision of this Agreement or any employment agreement between the Company and the Executive or a reduction in base salary; (ii) receipt by Executive of a notice from the Company that the Company intends to terminate employment under this Agreement without cause; (iii) the failure of a successor or assign of the Company's rights under this Agreement to assume the Company's duties hereunder; (iv) the Company directs Executive to perform any unlawful act; (v) Executive's duties are materially reduced; (vi) a relocation of Executive's principal place of employment by more than 25 miles by automobile from 415 Huntington Drive, San Marino, California; or (vi) liquidation or dissolution of the Company.

    "Early Voluntary Termination" means that the Executive, prior to Normal Retirement Age, has terminated employment with the Company for reasons other than Termination for Cause, Disability, Change of Control or Early Involuntary Termination.

    "Effective Date" means July 1, 2002.

    "Normal Retirement Age" means the Executive completing twenty (20) Years of Employment, which shall be April 20, 2013, and at which time the Executive will have attained approximately age 62 years and 6 months.

    "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Employment.

    "Normal Retirement Benefit" means the annual benefit specified in Section 2.1.

    "Plan Year" means the fiscal year beginning July 1 and ending June 30 of each calendar year.

    "Termination for Cause" shall be defined as set forth in Article 5.

    "Termination of Employment" means that the Executive ceases to be employed by the Company for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company.

    Years of Employment" means the total number of twelve-month periods during which the Executive has been employed on a full-time basis by the Company or EWBC, inclusive of any leave of absence approved by the Company.

Article 2

Lifetime Benefits

2.1 Normal Retirement Benefit. Upon Termination of Employment on or after the Normal Retirement Age for reasons other than death, the Company shall pay to the Executive the benefit described in this Section 2.1 in lieu of any other benefit under this Agreement.

    Amount of Benefit. The annual benefit under this Section 2.1 is $150,336 (One Hundred Fifty Thousand Three Hundred Thirty-six Dollars). However, if the Executive remains in the full-time employment of the Company beyond Normal Retirement Age, this Normal Retirement Benefit shall increase eight percent (8%) per year until the earlier of the Executive's: a) Termination of Employment; or b) attainment of 25 Years of Employment. The Company's Board of Directors, in its sole discretion, may increase the annual benefit under this Section 2.1.1 prior to Normal Retirement Age; however, an increase shall require the recalculation of Schedule A.

    Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments commencing with the month following the Executive's Normal Retirement Date, paying the annual benefit to the Executive until the Executive attains age 80.

    Benefit Increases. Commencing on the first anniversary of the first benefit payment, and continuing on each subsequent anniversary, the Company will increase the benefit by three percent (3%).

2.2 Early Voluntary Termination Benefit. Upon an Early Voluntary Termination prior to the Normal Retirement Age, the Company shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Agreement.

    Amount of Benefit. The benefit under this Section 2.2 is the annual Early Voluntary Termination Installment as defined and set forth on Schedule A for the month ending immediately prior to the Termination of Employment, determined by zero vesting until the Executive completes 15 Years of Employment and then vesting the Executive in one hundred percent (100%) of the Accrual Balance as defined and set forth on Schedule A. This benefit set forth on Schedule A is determined by calculating a stream of payments that will increase pursuant to Section 2.2.3 and is based on the Accrual Balance, the initial payment sized with the intent to exhaust the Accrual Balance upon the Executive's age 80, assuming interest is credited on the unpaid balance at an annual rate of eight percent (8%), compounded monthly. An increase in the annual benefit under Section 2.1.1 prior to Normal Retirement Age shall require the recalculation of this benefit on Schedule A.

    Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments commencing with the month following the Normal Retirement Age, paying the annual benefit to the Executive until the Executive attains age 80.

2.2.3 Benefit Increases. Benefit payments will be increased as provided in Section 2.1.3.

2.3 Early Involuntary Termination Benefit. Upon an Early Involuntary Termination prior to the Normal Retirement Age, the Company shall pay to the Executive the benefit described in this Section 2.3 in lieu of any other benefit under this Agreement.

2.3.1 Amount of Benefit. The benefit under this Section 2.3 is the Early Involuntary Termination Lump Sum as defined and set forth on Schedule A for the month ending immediately prior to the date in which Termination of Employment occurs, determined by vesting the Executive in one hundred percent (100%) of said Accrual Balance as defined and set forth on Schedule A. An increase in the annual benefit under Section 2.1.1 would require the recalculation of this benefit on Schedule A.

2.3.2 The Company shall pay the benefit under this Section 2.3 to the Executive in a lump sum within 30 days following Termination of Employment.

2.4 Disability Benefit. If the Executive terminates employment due to Disability prior to Normal Retirement Age, the Company shall pay to the Executive the benefit described in this Section 2.4 in lieu of any other benefit under this Agreement.

2.4.2 Amount of Benefit. The benefit under this Section 2.4 is based on one of the following situations:

(a) If the Company carries a long-term disability insurance policy on the Executive at the time of Disability, the benefit under this Section 2.4 is the annual Disability Installment as defined and set forth on Schedule A for the month ending immediately prior to the date in which Termination of Employment occurs, determined by vesting the Executive in the Normal Retirement Benefit described in Section 2.1.1.

(b) If the Company does not carry a long-term disability insurance policy on the Executive at the time of Disability, the benefit under this Section 2.4 is the annual Alternative Disability Installment set forth on Schedule A for the month ending immediately prior to the date in which Termination of Employment occurs, determined by vesting the Executive in one hundred percent (100%) of the Accrual Balance as defined in Schedule A.

An increase in the annual benefit under Section 2.1.1 prior to Normal Retirement Age would require the recalculation of this Disability or alternative Disability benefit on Schedule A.

2.4.3 Payment of Benefit. The Company shall pay the annual benefit determined under this Section 2.4 to the Executive in 12 equal monthly installments commencing with the month following the Termination of Employment, paying the annual benefit to the Executive until the Executive attains age 80.

2.4.4 Benefit Increases. Benefit payments will be increased as provided in Section 2.1.3.

2.5 Change of Control Benefit. Upon a Change of Control, the Company shall pay to the Executive the benefit described in this Section 2.5 in lieu of any other benefit under this Agreement.

2.5.1 Amount of Benefit. The benefit under this Section 2.5 is the annual Change of Control Installment as defined and set forth on Schedule A for the month ending immediately prior to the date in which Termination of Employment occurs, determined by vesting the Executive in the Normal Retirement Benefit set forth in Section 2.1.1 as if the Normal Retirement Age had been reached as of the date of the Change of Control. An increase in the annual benefit under Section 2.1.1 prior to Normal Retirement Age would require the recalculation of this Change of Control benefit on Schedule A.

2.5.2 Payment of Benefit. The Company shall pay the annual benefit determined under this Section 2.5 to the Executive in 12 equal monthly installments commencing with the month following Termination of Employment, paying the annual benefit to the Executive until the Executive attains age 80. However, the Executive may choose to receive the present value of the stream of payments of the Normal Retirement Benefit (as such payments would be increased as provided in Section 2.5.3 were the lump sum election not made), using an eight percent (8%) discount rate, payable in a lump sum by electing this option on the Election for Lump Sum Change of Control Payment attached hereto as Addendum B.

2.5.3 Benefit Increases. Benefit payments will be increased as provided in Section 2.1.3.

2.5.4 Internal Revenue Service Section 280G Gross Up. If, as a result of a Change of Control, the Executive becomes entitled to acceleration of benefits under this Agreement or under any other benefit, compensation or incentive plan or arrangement with the Company (collectively, the "Total Benefits"), and if any part of the Total Benefits is subject to the Excise Tax under Section 280G and Section 4999 of the Internal Revenue Code (the "Excise Tax"), the Company shall pay to the Executive the following additional amounts, consisting of (a) a payment equal to the Excise Tax payable by the Executive on the Total Benefits under Section 4999 of the Internal Revenue Code (the "Excise Tax Payment"), and (b) a payment equal to the amount necessary to provide the Excise Tax payment net of all income, payroll and excise taxes. Payment of the additional amounts described in clauses (a) and (b) shall be made in addition to the amount set forth in Section 4.4.1 above.

Article 3

Death Benefits

3.1 Death During Active Service. If the Executive dies while in the active service of the Company, the Company shall pay to the Executive's beneficiary the benefit described in the Split Dollar Agreement attached as Addendum A between the Company and the Executive in lieu of any other benefit under this Agreement.

3.2 Death During Payment of a Lifetime Benefit. If the Executive dies after any lifetime benefit payments have commenced under Article 2 of this Agreement but before receiving all such payments, the Company shall cease paying the benefit and, in lieu thereof, the Company shall pay to the Executive's beneficiary the present value of the remaining benefit in a split-dollar arrangement described in the Split Dollar Agreement attached as Addendum A between the Company and the Executive.

3.3 Death After Termination of Employment But Before Payment of a Lifetime Benefit Commences. If the Executive is entitled to a lifetime benefit under Article 2 of this Agreement, but dies prior to the commencement of said benefit payments, the Company shall not pay said benefit, but, in lieu thereof, shall pay to the Executive's beneficiary the present value of said benefit in a split-dollar arrangement described in the Split Dollar Agreement attached as Addendum A between the Company and the Executive.

Article 4

Beneficiaries

4.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing a written designation with the Company. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and received by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's estate.

4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

Article 5

General Limitations

5.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Company terminates the Executive's employment for cause prior to completing 15 Years of Service and prior to a Change of Control if, but only if, such termination shall result solely from (i) the Executive's continued and willful failure or refusal to substantially perform his or her duties in accordance with the terms of the Agreement and shall have been approved by 66.66% of the Board (excluding the Executive); provided, however, that the Executive first shall have received written notice specifying the acts or omissions alleged to constitute such failure or refusal and such failure or refusal continues after the Executive shall have had reasonable opportunity (but in no event less than thirty (30) days) to correct the same; (ii) Executive being subject to a removal proceedings brought by a bank regulatory authority; or (iii) Executive being formally charged with a felony involving embezzlement, theft, or other similar willful property crime against the Company, provided, however, that in the case of clause (ii) next above, if the removal proceeding is unsuccessful, or in the case of clause (iii) next above, if Executive is not convicted of the felony, Executive shall not be treated as having been terminated "for cause" and shall be entitled to prompt payment of all amounts described in Section 2.3. For purposes of this paragraph, no act, or failure to act, on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive's action or omission was in the best interest of the Company.

5.2 Suicide. The Company shall not pay any benefit under this Agreement if the Executive commits suicide within three years after the date of this Agreement.

Article 6

Claims and Review Procedure

6.1 Claims Procedure. An Executive or beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

6.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

6.1.2 Timing of Company Response. The Company shall respond to such claimant within 30 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial;

(b) A reference to the specific provisions of the Agreement on which the denial is based;

(c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;

(d) An explanation of the Agreement's review procedures and the time limits applicable to such procedures; and

(e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

6.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

6.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

6.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

6.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 30 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 30 days by notifying the claimant in writing, prior to the end of the initial 30-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

6.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial;

(b) A reference to the specific provisions of the Agreement on which the denial is based;

(c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and

(d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 7

Amendments and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive.

Article 8

Miscellaneous

8.1 Binding Effect. This Agreement shall bind the Executive and the Company, and their beneficiaries, survivors, executors, successors, administrators and transferees.

8.2 No Guarantee of Employment. This Agreement is not an employment policy or contract and does not alter in any way the employment relationship between the Executive and the Company. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

  Non-Transferability. The benefits provided under this Agreement may not be alienated, transferred, assigned, pledged or hypothecated by any person, at any time, or to any person whatsoever. Those benefits shall be exempt from the claims of creditors or other claimants of the Executive or beneficiary and from all orders, decrees, levies, garnishment or executions to the fullest extent allowed by law.

  Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

  Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

  Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of California, except to the extent preempted by the laws of the United States of America.

  Unfunded Arrangement. The benefits paid under this Agreement shall be paid from the general funds of the Company, and the Executive and any beneficiary shall be no more than unsecured general creditors of the Company with no special or prior right to any assets of the Company for payment of any obligations hereunder. Any insurance purchased by the Company on the Executive's life is a general asset of the Company to which the Executive and beneficiary have no preferred or secured claim.

  Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

  Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

    Establishing and revising the method of accounting for the Agreement;

    Maintaining a record of benefit payments; and

    Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

IN WITNESS WHEREOF, the Executive and the Company have signed this Agreement.

EXECUTIVE: COMPANY:

EAST-WEST BANK

__________________________________ By ___________________________________

Donald Chow

Title _________________________________

BENEFICIARY DESIGNATION

EAST-WEST BANK

SALARY CONTINUATION AGREEMENT

Donald Chow

I designate the following as beneficiary of any death benefits under this Agreement:

Primary: _______________________________________________________________________

________________________________________________________________________________

Contingent: _____________________________________________________________________

________________________________________________________________________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature ______________________________

Date __________________________________

Received by the Company this ______ day of _________________, 2002.

By ____________________________________

Title __________________________________

ELECTION FOR LUMP SUM CHANGE OF CONTROL PAYMENT

EAST-WEST BANK

SALARY CONTINUATION AGREEMENT

Donald Chow

By signature hereunder, I, Donald Chow, hereby elect to receive the Change of Control benefit set forth in Section 2.5.2 of the EAST-WEST BANK SALARY CONTINUATION AGREEMENT (the "Agreement") between me and the Company in a lump sum payable within 30 days following Termination of Employment in the event of a Change of Control.

I further understand that I must make this election simultaneously with executing the Agreement and that I may not subsequently change this election.

Signature ______________________________

Date __________________________________

Received by the Company this ______ day of _________________, 2002.

By ____________________________________

Title __________________________________